UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

S&W SEED COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 28, 2020

To our stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of S&W Seed Company. The meeting will be held virtually via live audio-only webcast on Wednesday, December 16, 2020 at 2:30 p.m. Mountain Time. In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the annual meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. To participate in the annual meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

In order to attend the annual meeting, you must register in advance at www.proxydocs.com/SANW prior to 5:00 p.m. Eastern Time on December 14, 2020. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the meeting, vote at the meeting and submit questions during the meeting. Stockholders will not be able to attend the annual meeting in person.

Details regarding the business to be conducted are described in the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on December 16, 2020 via Live Audio-only Webcast.

The Proxy Statement and Annual Report to Stockholders (including the Form 10-K for the fiscal year ended June 30, 2020) are available free of charge at:  www.proxydocs.com/SANW.

Your vote is very important. Whether or not you attend the annual meeting virtually, we hope you will vote promptly. You can cast your ballot by telephone, by Internet or by mailing the proxy card (if you request one) or, if you attend the annual meeting virtually, you may submit an electronic ballot during the meeting.

Please review the instructions included in the Proxy Statement.

Thank you for your ongoing support and continued interest in S&W Seed Company. We look forward to your participation at the annual meeting.

Sincerely,

Mark J. Harvey

Chairman of the Board

2101 Ken Pratt Blvd., Suite 201

Longmont, Colorado 80501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 16, 2020

To the Stockholders of S&W Seed Company:

The annual meeting of stockholders (the “Annual Meeting”) of S&W Seed Company, a Nevada corporation (the “Company”), will be held virtually via live audio-only webcast on Wednesday, December 16, 2020 at 2:30 p.m. Mountain Time. In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

The Annual Meeting will be held for the following purposes:

1.

to elect the following eight nominees to the Company’s Board of Directors: David A. Fischhoff, Mark J. Harvey, Consuelo E. Madere, Alexander C. Matina, Charles (Chip) B. Seidler, Robert D. Straus, Alan D. Willits and Mark W. Wong;

2.	to ratify the selection of Crowe LLP as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2021;
3.	to approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares;
4.	to approve an amendment to the S&W Seed Company 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares;
5.	to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and
6.	to conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Any action on the items of business described above may be considered at the time and on the date specified above or at any other time and date to which the Annual Meeting may be property adjourned or postponed.

The record date for the Annual Meeting is October 19, 2020. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

President and Chief Executive Officer
Longmont, Colorado
October , 2020

You are cordially invited to attend the Annual Meeting. The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 14, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting, and you will have the ability to vote and submit questions during the meeting.

Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You can cast your ballot by telephone, by Internet or by mailing the proxy card (if you request one) or, if you attend the Annual Meeting virtually, you may submit an electronic ballot during the meeting. Even if you have voted by proxy, you may still cast a ballot if you attend the Annual Meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

S&W SEED COMPANY

PROXY STATEMENT
FOR THE ANNUAL MEETING
OF STOCKHOLDERS OF S&W SEED COMPANY

The enclosed proxy is solicited by the Board of Directors (the “Board”) of S&W Seed Company, a Nevada corporation (the “Company,” “S&W,” “we” or “our”), for use in voting at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live audio-only webcast on Wednesday, December 16, 2020 at 2:30 p.m. Mountain Time and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have prepared these materials for our annual meeting of stockholders (the “Annual Meeting”) to be held virtually via live audio-only webcast on Wednesday, December 16, 2020 at 2:30 p.m. Mountain Time. S&W is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments thereof.

In light of the COVID-19 pandemic, to support the health and well-being of our stockholders, employees and directors, and taking into account recent federal, state and local guidance, the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/SANW prior to 5:00 p.m. Eastern Time on December 14, 2020. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the meeting, vote at the meeting and submit questions during the meeting. Stockholders will not be able to attend the annual meeting in person.

You are invited to attend the Annual Meeting virtually via the Internet and requested to vote on the proposals described in this Proxy Statement (the “Proxy Statement”).

What is included in these proxy materials?

•	The Notice of Internet Availability of Proxy Materials (the “Notice”);
•	This Proxy Statement for the Annual Meeting; and
•	S&W’s Annual Report on Form 10-K for the year ended June 30, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2020 (the “Annual Report”).

If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

S&W has elected to use the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we have sent the Notice to our stockholders pursuant to which the Board is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. Instructions on how to access the proxy materials over the Internet or request a printed copy of the materials can be found in the Notice.

Stockholders may follow the instructions in the Notice to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to S&W associated with the printing and mailing of materials.

S&W’s proxy materials are also available at www.swseedco.com/investors/annual-meeting-and-proxy/. This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

We intend to mail the Notice on or about November 6, 2020 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after November 16, 2020.

What items will be voted on at the Annual Meeting?

There are five items scheduled for a vote at the Annual Meeting:

•	The election to the Board of the eight nominees named in this Proxy Statement (Proposal No. 1);
•	Ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021 (Proposal No. 2);
•	Approval of an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares (Proposal No. 3);
•

Approval of an amendment to the S&W Seed Company 2019 Equity Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares (Proposal No. 4); and

•	Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (Proposal No. 5).

Will any other business be conducted at the meeting?

Other than the proposals referred to in this Proxy Statement, S&W knows of no other matters to be submitted to the stockholders for consideration at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote upon such matters in accordance with their best judgment.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares “FOR” each of Proposals No. 1, No. 2, No. 3, No. 4 and No. 5.

May the Annual Meeting be adjourned or postponed?

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Under Nevada law, we are not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes, or is required to fix, a new record date for the adjourned meeting. If the meeting date is postponed or adjourned to a date more than 60 days later than the date set for the original meeting, Nevada law requires that a new record date must be fixed and notice given.

Are any of S&W’s officers and directors interested in matters to be acted upon?

Other than the nominees’ interest in the election of directors and the potential impact of the  advisory vote on executive compensation, our officers and directors do not have any interest in the matters to be acted upon at the Annual Meeting.

Who may vote at the Annual Meeting?

Only stockholders of record as of the close of business on October 19, 2020 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. In addition to the stockholders of record of S&W’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below. Each share of S&W’s common stock entitles the holder thereof to one vote on each matter. As of the Record Date, there were __________ shares issued, of which __________ shares were outstanding.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•

Stockholder of Record. If your shares are registered directly in your name with S&W’s transfer agent, Transfer Online, Inc. (“Transfer Online”), you are the stockholder of record with respect to those shares, and the Notice was sent directly to you by S&W.

•

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

If I am a stockholder of record of S&W’s shares, how do I vote?

If you are a stockholder of record, there are four ways to vote:

•

At the Meeting. You may vote online during at the Annual Meeting by submitting an electronic ballot. Please visit www.proxydocs.com/SANW to register for the Annual Meeting. Upon completing your registration to attend the Annual Meeting, you will receive further instructions via email, including your unique link that will allow you access to the meeting.

•

Via the Internet. You may vote by proxy via the Internet by visiting www.proxypush.com/SANW and following and follow the on-screen instructions to complete an electronic proxy card. You will be asked to provide the control number from the Notice or proxy card (if you request one).

•

By Telephone. You may vote by proxy by calling the toll free number found in the Notice and following the recorded instructions and the instructions found in the Notice. You will be asked to provide the control number from the Notice or proxy card (if you request one).

•	By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card, and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from S&W.

Simply follow the voting instructions in the Notice to ensure that your vote is counted. To cast a ballot at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•

At the Meeting. If you are a beneficial owner of shares held in street name and wish to cast a ballot at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

•

Via the Internet. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy via the Internet by following instructions on the voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your shares.

•

By Telephone. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy by calling the toll free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.

•

By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form, and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•	are entitled to vote and you are present at the Annual Meeting virtually; or
•	have properly voted by proxy on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Under Nevada law, unless the articles of incorporation or bylaws provide otherwise, a quorum is calculated based on the voting power present in person (or virtually) or represented by proxy, regardless of whether the proxy has authority to vote on any matter. Consequently, broker non-votes (as described below), and shares represented by proxies indicating abstentions and withheld votes, will be counted towards the presence of a quorum for holding the Annual Meeting.

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy in order to have a quorum and conduct the Annual Meeting. If a quorum is not present, the chairperson of the Annual Meeting, or the holders of a majority of the shares entitled to vote who are present, virtually or by proxy, at the Annual Meeting may adjourn the Annual Meeting to solicit additional proxies.

How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not vote or give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and do not cast your ballot by telephone, by Internet or by mailing the proxy card (if you request one) or, by submitting an electronic ballot during the Annual Meeting, your shares will not be voted. If you are a stockholder of record and you:

•	indicate when voting through the Internet or by telephone that you wish to vote as recommended by the Board, or
•	sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Mark W. Wong and Matthew K. Szot, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which proposals are considered “routine” or “non-routine”?

The ratification of the selection of Crowe LLP as S&W’s independent registered public accounting firm for the fiscal year ending June 30, 2021 (Proposal No. 2) and the amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares (Proposal No. 3) are considered  routine matters under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2 and Proposal No. 3. Any failure by a broker or other nominee to vote on Proposal No. 2 or Proposal No. 3 will be deemed an abstention with respect to such proposal.

Each of the other proposals, including the election of directors (Proposal No. 1), the amendment to the 2019 Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares (Proposal No. 4) and the advisory approval of the compensation of S&W’s named executive officers (Proposal No. 5), is considered a non-routine matter under applicable rules. A broker or other nominee may not vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1, No. 4 and No. 5.

What is the voting requirement to approve each of the proposals?

With respect to the election of directors (Proposal No. 1), S&W’s Bylaws provide that our directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast with respect to that director’s election. In contested director elections, elections in which the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at this year’s Annual Meeting is an uncontested election, and as such, the majority voting standard applies. To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to the director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election.  Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

Approval of Proposal No. 3 requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote as of the record date. Abstentions will have the effect of votes “against” such proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 3.

Approval of Proposals No. 2, No. 4 and No. 5 requires, in each case, the affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Abstentions on Proposals No. 2, No. 4 and No. 5 will have the effect of votes “against” such proposal. Broker non-votes on Proposals No. 4 and No. 5 will have the effect of votes “against” such proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.

How are broker non-votes and abstentions treated?

Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not considered votes “cast” for purposes of Proposal No. 1 and, as such, will not affect the outcome of the election of directors. Abstentions will have the effect of votes “against” Proposals No. 2, No. 3, No. 4 and No. 5. Broker non-votes on Proposals No. 4 and No. 5 will have the effect of votes “against” such proposal. A broker or other nominee may generally vote only on routine matters, and therefore no broker non-votes are expected in connection with Proposals No. 2 and No. 3. Any failure by a broker or other nominee to vote on Proposal No. 2 or Proposal No. 3 will be deemed an abstention with respect to such proposal.

In order to minimize the number of broker non-votes, S&W encourages you to provide voting instructions on each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice and the voting instruction form.

May I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by attending the Annual Meeting and voting online. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to S&W’s Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, prior to the Annual Meeting. If you are a beneficial owner, please contact your organization for specific instructions for changing your vote and make sure that you plan for sufficient time for your organization to meet the time deadline for delivering your revised votes or your original votes will stand.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner intended to protect your voting privacy. Your vote will not be disclosed either within S&W or to third parties, except:

•	to allow for the tabulation and certification of votes;
•	to facilitate a successful proxy solicitation; and
•	as necessary to meet applicable legal requirements or to assert or defend claims for or against S&W.

If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to S&W’s management and the Board to review your comments.

Who will serve as the inspector of election?

A representative from Mediant Inc. will serve as the inspector of election.

Where may I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. S&W will publish the final voting results in a Current Report on Form 8-K within four business days following the Annual Meeting.

May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

You may present proposals (including nominations for election of directors) to be considered for inclusion in next year’s proxy materials or for action at a future annual meeting only if you comply with the requirements of the proxy rules established by the SEC and our Bylaws, as applicable.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary by July 9, 2021.

For nominations or other business to be properly brought before the next Annual Meeting of Stockholders, you must have given timely notice in proper written form to our Corporate Secretary and any such proposed business must constitute a proper matter for stockholder action under our Articles of Incorporation, our Bylaws and applicable law. To be timely, your notice must be delivered to our principal executive offices in Longmont, Colorado between August 18, 2021 and September 17, 2021; provided, however, that in the event that the date of the next Annual Meeting of Stockholders is more than 30 days before or more than 60 days after December 16, 2021, your notice must be so delivered not earlier than the close of business on the 120th day prior to the next Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Our Bylaws require that certain information and acknowledgments with respect to the proposal or the nominee and the stockholder making the proposal or nomination be set forth in the notice. Our Bylaws have been publicly filed with the SEC and can also be provided upon request, addressed to our Secretary, as noted above.

Where should I send proposals and director nominations for the next Annual Meeting of Stockholders?

Stockholder proposals and director nominations must be delivered to our Corporate Secretary by mail at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, or by email at secretary@swseedco.com and received by our Secretary by the dates set forth above.

What is S&W’s fiscal year?

S&W’s fiscal year ends on June 30. All information presented in this Proxy Statement is based on our fiscal calendar.

Who is paying the costs of this proxy solicitation?

S&W is paying for the entire cost of soliciting proxies. In addition to these proxy materials, S&W’s directors, officers and employees, without additional compensation, may also solicit proxies on S&W’s behalf by telephone or other means of communication. S&W will also reimburse brokerage firms, banks and other agents representing beneficial owners certain fees associated with forwarding proxy materials to beneficial owners and obtaining their voting instructions.

Where are S&W’s principal executive offices located and what is S&W’s main telephone number?

S&W’s principal executive offices are located at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501. S&W’s main telephone number is 720-506-9191.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at  www.proxydocs.com/SANW  prior to the deadline of Monday, December 14, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the meeting. Even if you plan on attending the Annual Meeting virtually, we encourage you to vote your shares in advance using one of the methods outlined in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting.

What if during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties accessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

DIRECTORS AND EXECUTIVE OFFICERS – INFORMATION REGARDING OUR BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

General Information About The Board

The Board is elected by our stockholders to oversee our business and affairs. In addition, the Board counsels, advises and oversees management in the long-term interests of our company and our stockholders regarding a broad range of subjects including:

•	selecting and evaluating the performance of our Chief Executive Officer and other senior executives;
•	reviewing and approving major financial, strategic and operating decisions and other significant actions;
•	overseeing the conduct of our business and the assessment of our business risks to evaluate whether our business is being properly managed; and
•	overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with law and ethical standards.

Members of the Board monitor and evaluate our business performance through regular communication with our Chief Executive Officer and other members of senior management, and by attending Board meetings and Board committee meetings.

Our directors are elected in uncontested elections by a majority vote, as described below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors. In considering whether to nominate any director currently serving on the Board (an “Incumbent Director”) for re-election, the Board will take into account whether the Incumbent Director has tendered an irrevocable resignation that is effective upon the Board’s acceptance of such resignation in the event the director fails to receive the required vote to be re-elected, as described above. If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws.

The Nominating and Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles of Incorporation nor our Bylaws provide for cumulative voting.

Our Board has affirmatively determined that Dr. Fischhoff, Ms. Madere and Messrs. Matina, Seidler, Straus, and Willits, representing a majority of the nominees standing for election, are “independent directors” as defined under the rules of the SEC and Nasdaq. In reaching its conclusions, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of the director nominees, including those discussed under the caption “Certain Relationships and Related Transactions” below. Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing nominees, if any, were immaterial on the basis of the information set forth in the above-referenced sections.

Information Regarding the Nominees

Our Board currently consists of eight directors. The eight persons named in the table below are nominees for director at the Annual Meeting to serve until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

The Nominating and Governance Committee of the Board recommended, and the full Board has approved, David A. Fischhoff, Ph.D., Mark J. Harvey, Consuelo E. Madere, Alexander C. Matina, Charles (Chip) B. Seidler, Robert D. Straus, Alan D. Willits and Mark W. Wong as nominees for re-election as directors at the Annual Meeting. If elected, each of the directors will serve until the next Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Each of the nominees is currently a director of our company.

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

Name	Age	Position with the Company
David A. Fischhoff, Ph.D.	67	Director
Mark J. Harvey	65	Chairman of the Board
Consuelo E. Madere	60	Director
Alexander C. Matina	44	Director
Charles (Chip) B. Seidler	43	Director
Robert D. Straus	50	Director
Alan D. Willits	62	Director
Mark W. Wong	71	President, Chief Executive Officer and Director

David A. Fischhoff, Ph.D., was elected to the Board in December 2016. He has 37 years of experience in agricultural research and development (“R&D”) across a broad range of technologies, product development and business development in areas including biotechnology, plant breeding, genomics, precision agriculture and data science. In addition to R&D leadership, he has expertise in new technology identification, assessment and acquisition; technology licensing; establishment and management of research collaborations; and intellectual property management and defense. Dr. Fischhoff retired in 2016 after a 33-year career with Monsanto Company and currently serves as an independent consultant and advisor. He currently serves as a Chair of the Scientific Advisory Board of AgBiome, Inc., and as Chair of the Scientific Advisory Board of CiBO Technologies. With Monsanto, he most recently served from 2014 to 2016 as Chief Scientist of The Climate Corporation, a subsidiary of Monsanto that develops and provides digital agriculture products and services for farmers. At The Climate Corporation, he led R&D teams in data science, field research and new measurement technologies. Prior to this, from 2002 to 2014, he was Vice President for Technology Strategy and Development at Monsanto with responsibilities for scientific strategy, identification of new growth opportunities, assessment and acquisition of new technologies, and oversight of Monsanto’s research portfolio. Dr. Fischhoff is internationally recognized as a founder of agricultural biotechnology. He was responsible for the development of insect resistant transgenic crops (i.e., Bt crops), which today are a primary tool for insect control in corn, cotton and soybean in multiple countries. He is the co-inventor of the synthetic gene technology for expression of Bt genes in plants, which is the enabling technology for all insect resistant crops today. Dr. Fischhoff served as the scientific expert in the acquisition by Monsanto of multiple biotech and seed companies, including Agracetus, Calgene, Ecogen, Dekalb and Asgrow. He initiated and led Monsanto’s plant genomics research program, and from 1998 to 2002 he was Co-President of Cereon Genomics LLC, a collaborative research venture between Monsanto and Millennium Pharmaceuticals; and he played leadership roles in the establishment and management of genomics research collaborations with Mendel Biotechnology, Paradigm Genetics and Ceres. Dr. Fischhoff received a S.B. degree in Biology from the Massachusetts Institute of Technology and a Ph.D. in Genetics and Molecular Biology from The Rockefeller University. He was the recipient of the first Innovation Prize for Agricultural Technology from the American Society of Plant Biologists in 2015 for his work on insect resistant crops, and the James B. Eads Award for outstanding achievement in technology from the Academy of Science of St. Louis in 2010. Dr. Fischhoff is also the recipient of Monsanto’s two highest awards for science and technology. He is the inventor on key patents related to insect resistant plants, an author of more than 25 scientific publications, and an invited speaker at numerous national and international symposia. We believe that Dr. Fischhoff’s wealth of experience in agriculture, genetics and technology qualify him to serve on the Board.

Mark J. Harvey was appointed Chairman of the Board in December 2014, after having served as Vice Chairman since April 2013. In addition to his duties as Chairman, he actively supports our sales and marketing efforts. Mr. Harvey has more than 35 years of experience in production processing and marketing of seed to many parts of the world, particularly branded alfalfa and clover. Mr. Harvey managed a 10,000-acre family farm producing seed, wheat and pulse crops, along with wool and beef, from 1976 until 1996 when the company he founded, Paramount Seeds, was sold to Elders Ltd. While with Elders, he was manager of their national and international seed business from 1996 until 2001. In 2002, he was a founding partner of S&W Seed Company Australia Pty Ltd (f/k/a Seed Genetics International Pty Ltd, “S&W Australia”), where he focused primarily on marketing and distribution. Mr. Harvey is currently an investor in and the vice chairman of Duxton Broad Acre Farms, a publicly traded 60,000 acre farming and ranching operation based in Australia listed on the Australian Stock Exchange. Mr. Harvey has served as a member of the board of directors of Duxton Broad Acres Farms since September 2018. Mr. Harvey was educated at Cunderdin Agricultural College in West Australia. We believe that Mr. Harvey’s extensive experience in the seed industry, which contributes valuable business expertise, qualifies him to serve on the Board.

Consuelo E. Madere was elected to the Board in January 2018. Ms. Madere has served as President and Founder of Proven Leader Advisory LLC, a management consulting and executive coaching firm, since March 2014. From May 2014 through December 2017, she served on the board of directors of Potash Corp, a publicly traded fertilizer company listed on both the New York Stock Exchange and the Toronto Stock Exchange. Since January 2018, she has served as an independent director of Nutrien Ltd., a publicly traded Canadian company listed on the New York Stock Exchange, and the surviving entity following the merger of Agrium Inc. and Potash Corporation of Saskatchewan Inc. Since February 2018, she has served as an independent director of Lindsay Corporation, a publicly traded company based in Omaha, Nebraska. From 1982 to April 2013, Ms. Madere served in a number of key leadership positions at Monsanto Company, a global provider of agricultural solutions, including President of the vegetable seeds division from 2008 to 2009, General Manager of the Europe/Africa division from 2005 to 2008, President of its dairy business from 2003 to 2005 and, from 2009 to 2013 as Vice President of its Global Vegetables and Asia commercial businesses. Since November 2013, Ms. Madere has served on the Dean’s Advisory Council of the Louisiana State University Honors College. She is a member of the Latin Corporate Directors Association.

Ms. Madere is also certified by the National Association of Corporate Directors as a Board Leadership Fellow. Ms. Madere received a B.S. degree in Chemical Engineering from Louisiana State University and an M.B.A. from the University of Iowa. We believe that Ms. Madere’s strong industry knowledge and public company experience qualify her to serve on the Board.

Alexander C. Matina has served on the Board since May 2015. Since November 2007, he has held the office of Vice President, Investments for MFP Investors, LLC, the family office of Michael F. Price, which has a value-investing focus across public and private markets. From October 2005 to August 2007, Mr. Matina served in various roles at Balance Asset Management, a multi-strategy hedge fund, and from June 2004 to September 2005, as a senior associate at Altus Capital Partners, a middle market private equity fund. Prior thereto, he was a principal at 747 Capital, a private equity fund-of-funds, and a financial analyst at Salomon Smith Barney in the financial sponsors group of the investment banking division. Since April 2013, he has served on the board of directors of Trinity Place Holdings, Inc., a publicly traded real estate company and as its Chairman of the Board since November 2013. Since August 2007, Mr. Matina has also served as an adjunct professor of finance at Fordham University. From December 2017 to May 2019, Mr. Matina served on the board of directors of Papa Murphy’s, a national restaurant chain which was listed on Nasdaq until the company was acquired and taken private in May 2019. Mr. Matina received a bachelor’s degree from Fordham University and an M.B.A. from Columbia University. We believe that Mr. Matina’s strong finance background, including experience with private equity, as well as his experience with other public companies qualify him to serve on the Board.

Charles (Chip) B. Seidler was elected to the Board in June 2010. Mr. Seidler has served as portfolio manager of BTG Pactual, an investment bank with operations in Latin America, since April 2018. From October 2017 to April 2018, Mr. Seidler began serving as a portfolio manager of City Financial Hedge Fund Group in London, England. From June 2010 through August 2017, he served as an executive director and senior member of a proprietary trading group of Nomura Securities in New York, New York. From January 2007 through June 2010, Mr. Seidler held various senior positions at Deutsche Bank AG in Tokyo, Japan, including Head of JPY/UST International Sales (from March 2009 until his departure in June 2010), JPY Flow Trader (from September 2008 to March 2009) and Rates Proprietary Trader from January 2007 to September 2008. Between March 2003 and January 2007, Mr. Seidler was Portfolio Manager of Caxton Associates, L.L.C., the macro hedge fund, New York, New York, where he focused on macro and relative value trading with a particular focus on the Japanese markets. He currently and during the last five years has served on numerous corporate boards of directors, however, none of them are companies with a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended. Mr. Seidler received a bachelor’s degree and a Masters of Arts from Colgate University. We believe that Mr. Seidler’s extensive experience in the corporate boardroom and financial expertise qualify him to serve on the Board.

Robert D. Straus was elected to the Board in January 2018. Mr. Straus currently serves as a Portfolio Manager at Wynnefield Capital, Inc., an investment management firm, where he has been employed since April 2015. Wynnefield Capital Management manages two partnerships and Wynnefield Capital, Inc. manages one partnership, all three of which invest in small-cap value U.S. public equities and private companies. Prior to joining Wynnefield Capital, Inc., Mr. Straus served as a Senior Equity Analyst of Gilford Securities, an investment banking firm, from February 2009 through March 2015. Mr. Straus served as Managing Director or Senior Analyst at several investment banks over 20 years. Since June 2017, Mr. Straus has served on the Board of Directors for Nature’s Sunshine, a Nasdaq-listed nutritional and personal care products company, for which he also serves as Chairman of the Compensation committee, Chairman of the Strategy committee and a member of the Governance committee. Mr. Straus has also served as a member of the Board of Directors of MK Acquisition LLC, a mountain lifestyle apparel brand founded in Jackson Hole, Wyoming, since May 2015. From May 2017 to June 2018, Mr. Straus served as a member of the Board of Directors of Hollender Sustainable Brands LLC, a female sexual wellness consumer brand with headquarters in Burlington, Vermont. Mr. Straus received a B.S.B.A. degree from the University of Hartford and a M.B.A. from Bentley University. We believe that Mr. Straus’ financial and public company experience, as well as Mr. Straus’ extensive experience assessing capital allocation programs, evaluating business strategy and conducting in-depth due diligence, qualify him to serve on the Board.

Alan D. Willits was elected to the Board in July 2018. From June 2014 to September 2018, he served in various senior management positions at Cargill Asia Pacific, including Chairman, where he led Cargill’s Agriculture Supply Chain business in the Asia-Pacific region. He was responsible for several businesses within this group, including Cargill’s oil palm plantations, trading and merchandising in the Asia-Pacific region, and Cargill’s grains and oilseeds supply chain businesses in North Asia, South Asia and Australia. From February 2008 to May 2014, Mr. Willits served as President of Cargill Corn Milling America, where he oversaw all aspects of the corn processing business. Between January 2005 and February 2008, Mr. Willits served as President of Cargill Specialty Seed and Oil. Mr. Willits also held various other senior positions with Cargill between 1980 and 2005, during which he managed Cargill’s international wheat trading activities in Geneva, Switzerland, its grain business in Argentina and its specialty canola oils business. Mr. Willits received a bachelor’s degree from the University of Illinois, College of Agriculture in Agricultural Economics. We believe that Mr. Willits’ extensive industry experience and agricultural expertise, including his knowledge of the agricultural industry in the Asia-Pacific and other geographic regions, qualify him to serve on the Board.

Mark W. Wong was elected to the Board in December 2014. In June 2017, he was appointed to serve as our President and Chief Executive Officer. He has more than 35 years of experience in agribusiness, with particular expertise in technology integration and commercialization. Mr. Wong was a founder and, since 2009, has been a partner of Colorado Financial Holdings (“CFH”), a private venture investment and investment bank that specializes in the agricultural, energy and biotechnology sectors. From January 2012 to March 2018, Mr. Wong served as Chairman of American Dairyco, Ponte Vedra, Florida, the owner and operator of dairies in Florida and Georgia, which is a venture jointly owned by CFH. Between 2008 and December 2015, he served either as Chairman of the Board or chief executive officer of Agrivida, a private company that is developing and commercializing high-performance products that incorporate novel, regulated proteins precisely engineered for specific applications in a variety of markets, including animal nutrition, bio-based fuels and chemicals and industrial enzymes. From January 2016 to February 2016, Mr. Wong served as Acting President and Chief Executive Officer of Arcadia Biosciences, Inc., a publicly-traded agricultural biotechnology trait company for which he also served on the board from May 2006 until February 2016. Mr. Wong was the Chief Executive Officer of Renewable Agricultural Energy Corporation, a private ethanol production company, from 2006 to 2007. Prior to that time, was the founder and, from 1999 to 2005, chief executive officer of Emergent Genetics, an international seed biotech company that was sold to Monsanto Company in 2005. Mr. Wong founded and managed a series of other agricultural and biotechnology companies, including Big Stone Partners, Agracetus Corporation, a plant biotechnology company that was sold to Monsanto and Agrigenetics Corporation, a seed and biotechnology company that was sold to Dow Chemical. Mr. Wong also worked as an engineer for FMC Corporation and Chemical Construction Corporation. Mr. Wong served as a director of BioFuel Energy Corp., a publicly traded corn ethanol company, from January 2008 until October 2014, and Chair from March 2010 to October 2014, when it was renamed Green Brick Partners following an acquisition and recapitalization transaction. Mr. Wong received a B.S. degree in Chemical Engineering from Lehigh University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. We believe that Mr. Wong’s extensive background in the agricultural and energy industries, and his many years of executive leadership experience, qualify him to serve on the Board.

Committees of the Board of Directors

Our Board has six standing committees: an Audit Committee; a Compensation Committee; a Nominating and Governance Committee; a Finance Committee; an Acquisition and Strategy Committee; and a Scientific Advisory Committee, each of which meet as needed or advisable. The table below provides membership and meeting information for fiscal 2020 for each of the standing committees of the Board. In addition to formal in-person and telephonic meetings, certain of the standing committees took various actions by written consent during the fiscal year and spent many hours in informal consultation with one another and with management.

Name	Audit	Compensation	Nominating and Governance	Finance	Acquisition and Strategy	Scientific Advisory
David A. Fischhoff, Ph.D.		X	X			X*
Mark J. Harvey					X
Consuelo E. Madere		X	X*
Alexander C. Matina		X*		X*	X*
Charles B. Seidler	X*			X
Robert D. Straus	X				X
Alan D. Willits	X		X		X
Mark W. Wong				X	X
Total meetings held in fiscal 2020	7	5	4	4	4	4

*	Committee Chairperson

Audit Committee

As of the date of this Proxy Statement, the members of the Audit Committee are Messrs. Seidler, Straus and Willits, with Mr. Seidler serving as the Chair of the Audit Committee.

The Audit Committee was established in accordance with applicable SEC rules to oversee our corporate accounting and financial reporting processes and audits of its financial statements. We are required to have an Audit Committee in order to maintain our listing on the Nasdaq Capital Market. Our Board has determined that each of the members of our Audit Committee satisfies the requirements for Audit Committee independence and financial literacy under the current rules and regulations of the SEC and the Nasdaq Stock Market. The Board has also determined that Mr. Seidler is an “Audit Committee financial expert” as defined in SEC rules and satisfies the financial sophistication requirements of Nasdaq. This designation does not impose on Mr. Seidler any duties, obligations or liabilities that are greater than is generally imposed on him as a member of our Audit Committee and our Board.

The Audit Committee is responsible for, among other things:

•	selecting, hiring and terminating our independent auditors;
•	evaluating the qualifications, independence and performance of our independent auditors;
•	approving the audit and non-audit services to be performed by the independent auditors;
•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•	with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations;
•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q; and

•	providing to the Board information and materials to make the Board aware of significant financial and audit-related matters that require the attention of the Board.

The Audit Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Audit Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended June 30, 2020. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2020 with our management. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2020. Our Board has approved this inclusion.

AUDIT COMMITTEE

Charles B. Seidler (Chair)

Robert D. Straus

Alan D. Willits

Compensation Committee

As of the date of this Proxy Statement, the members of the Compensation Committee are Ms. Madere, Mr. Matina and Dr. Fischhoff, with Mr. Matina serving as the Chair of the Compensation Committee. Our Board has determined that each member of our Compensation Committee meets the requirements for independence under Rule 5605(d)(2) of the Nasdaq listing standards, the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code.

The Compensation Committee is responsible for, among other things:

•	overseeing our overall compensation strategy and policies;
•

reviewing and approving with respect to our executive officers (or, with respect to our Chief Executive Officer and Chief Financial Officer, recommending to the Board for approval): annual base salaries, annual incentive bonuses, equity compensation, employment agreements, severance arrangements and change of control agreements/provisions, signing bonuses or payments of relocation costs and any other benefits, compensation or arrangements;

•	reviewing and approving the corporate and individual goals and objectives relevant to the compensation of our executive officers; and
•	administering our equity compensation plans.

The Compensation Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Compensation Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Typically, the Compensation Committee meets approximately four times per year and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chairman of the Board. The Compensation Committee meets regularly in executive session. However, from time to time, other directors and outside advisors or consultants may be invited to participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives.

The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. The Compensation Committee has the authority to obtain, at our expense, such advice or assistance from consultants, legal counsel, accounting or other advisors as it deems appropriate to perform its duties. Without limiting the generality of the foregoing, the Compensation Committee may retain or obtain the advice of compensation consulting firms to assist in the performance of its duties and to determine and approve the terms, fees and costs of such engagements. Under its charter, prior to selecting, or receiving advice from, any consultant or advisor, the Compensation Committee is required to consider the independence of such advisor based on any applicable criteria specified by the SEC or Nasdaq, including the independence factors listed in Nasdaq Rule 5605(d)(3). However, the Compensation Committee is not prohibited from obtaining advice from advisors that it determines are not independent.

The Compensation Committee has retained Frederic W. Cook & Co., Inc., (“FW Cook”), as its compensation consultant. FW Cook was retained to provide an assessment of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. As part of its engagement, FW Cook was requested by the Board to develop a comparative group of companies and to perform analyses of competitive performance and compensation levels within such comparative group. FW Cook ultimately developed recommendations that were presented to the Compensation Committee and the Board for their consideration in connection with its review and determination of executive and director compensation for fiscal 2020.

The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2020 are described in greater detail in the Executive Compensation section of this Proxy Statement.

Nominating and Governance Committee

As of the date of this Proxy Statement, the members of the Nominating and Governance Committee are Ms. Madere, Dr. Fischhoff and Mr. Willits, with Ms. Madere serving as the Chair of the Nominating and Governance Committee. Our Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under the current rules of the SEC and Nasdaq.

The goal of the Nominating and Governance Committee is to ensure that the members of our Board have a variety of perspectives and skills derived from high-quality business and professional experience. The Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. To this end, the committee seeks nominees with high professional and personal integrity, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen and the ability to think strategically. Although neither we nor our Nominating and Governance Committee has a formal policy about diversity in the nominee selection process, our Nominating and Governance Committee charter states that the committee’s goal is to develop a diverse and experienced board. In the context of the existing composition and needs of the board and its committees, the Nominating and Governance Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Although the Nominating and Governance Committee uses these and other criteria to evaluate potential nominees, we have not established any particular minimum criteria for nominees. After its evaluation of potential nominees, the committee submits nominees to the Board for approval. When appropriate, the Nominating and Governance Committee may in the future retain executive recruitment firms to assist in identifying suitable candidates but has not done so in connection with the Annual Meeting.

The Nominating and Governance Committee is responsible for, among other things:

•	assisting our Board in identifying prospective director nominees and recommending to our Board the director nominees for each annual meeting of stockholders;
•	evaluating the performance of current members of our Board;
•	ensuring that our Board is properly constituted to meet its fiduciary obligations as directors and that we follow appropriate governance standards;
•	developing principles of corporate governance and recommending them to our Board;

•	overseeing compliance by our Board and its committees with applicable laws and regulations, including those promulgated by the rules of the SEC and Nasdaq; and
•	overseeing the evaluation of our Board and recommending compensation of Board members.

The Nominating and Governance Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Nominating and Governance Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Finance Committee

The Finance Committee provides ad-hoc recommendations and guidance to the full Board on issues related to the financing of the Company. As of the date of this Proxy Statement, the Finance Committee was comprised of Messrs. Matina, Seidler and Wong, with Mr. Matina serving as the Chair of the Finance Committee.

Acquisition and Strategy Committee

The Acquisition and Strategy Committee provides ad-hoc recommendations and guidance to the full Board in connection with identifying and evaluating potential acquisition candidates and transactions. As of the date of this Proxy Statement, the Acquisition and Strategy Committee was comprised of Messrs. Harvey, Matina, Straus, Willits and Wong, with Mr. Matina serving as the Chair of the Acquisition and Strategy Committee.

Scientific Advisory Committee

Established by the Board in January 2019, the Scientific Advisory Committee provides ad-hoc recommendations and guidance to the full Board and the Company’s senior management in connection with the Company’s research and development programs, technology and science. As of the date of this Proxy Statement, Dr. Fischhoff was the Chair and sole member of the Scientific Advisory Committee.

Board Independence

At all times throughout fiscal 2020, our Board consisted of a majority of independent directors. Of our eight current directors, throughout fiscal 2020 only the Chief Executive Officer was an employee. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq Capital Market, as in effect from time to time. Our Board has affirmatively determined that Dr. Fischhoff, Ms. Madere and Messrs. Matina, Harvey, Seidler, Straus and Willits, representing a majority of the director nominees, are “independent directors” as defined under the rules of the SEC and Nasdaq. In reaching its conclusions, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of the directors, including those discussed under the caption “Transactions with Related Persons” below. Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing nominees, if any, were immaterial on the basis of the information set forth in the above-referenced sections.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of the independent directors. The Board holds regular executive sessions of the independent directors at least four times per year in connection with regularly-scheduled Board meetings and holds executive sessions at other times throughout the year as needed or desired. These directors may designate one of their number to preside at each session, although it need not be the same director at each session. Regardless of the fact that these executive sessions are required by Nasdaq, we believe they are important vehicles to encourage open communication. Whether a presiding director is selected for each session or not, one among the directors present is designated to communicate the results of each such meeting to the full Board.

Board Meetings and Attendance

The Board met seven times in fiscal 2020. Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board held during the period for which such person has been a director, and (ii) the total number of meetings held by each committee of the Board on which such person served during the periods that such person served.

Board Attendance at Annual Stockholder Meetings

Our directors are strongly encouraged to attend each annual meeting of stockholders, although such attendance is not required. All of our then-current directors attended our previous Annual Meeting of Stockholders, which was held on January 15, 2020.

Board Leadership

The Board does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of our company and our stockholders. Currently, we separate the role of Chairman and Chief Executive Officer. Mr. Harvey serves as the Chairman and Mr. Wong serves as Chief Executive Officer. The Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of our company, while the Chairman can focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues.

Our Chairman is selected by a majority of the Board. The Chairman may be replaced at any time by a vote of a majority of the Board then serving; provided, however, that the Chairman may not be removed as a director of the Company except in accordance with the Nevada Revised Statutes, our Bylaws, and other applicable law.

Role of the Board in Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our full Board, our senior management are responsible for the day-to-day management of the material risks we face. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. This involvement of the Board in setting our business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for us. Additionally, our Board regularly receives updates from senior management and outside advisors regarding certain risks we face, including various operating risks. Our senior management attends meetings of our Board, and each committee meets with key management personnel and representatives of outside advisors as necessary. Additionally, senior management makes itself available to address any questions or concerns raised by the board on risk management and any other matters.

Our Board and each of our Audit, Compensation and Nominating and Governance committees oversee certain aspects of risk management.

Board/Committee	Primary Areas of Risk Oversight

Full Board

Strategic, financial and execution risks and exposures associated with our business strategy, product innovation and sales road map, policy matters, significant litigation and regulatory exposures and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures

Audit Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, internal investigations and enterprise risks

Compensation Committee

Risks and exposures associated with leadership assessment, executive compensation policies and practices and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with our business strategy that do not encourage excessive risk-taking

Nominating and Governance Committee	Risks and exposures associated with director and senior management succession planning, director independence, corporate governance and overall Board effectiveness

Additional review or reporting on enterprise risks will be conducted as needed or as requested by the Board or a committee thereof.

Stockholder Communications with the Board of Directors

Stockholders and interested parties who wish to contact our Board, our Chairman, any other individual director, or the non-management or independent directors as a group, are welcome to do so in writing, addressed to such person(s) in care of our Corporate Secretary. Email correspondence of this nature should be sent to secretary@swseedco.com, and other written correspondence should be addressed to S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Secretary.

Our Board has adopted a formal process by which stockholders may communicate with the Board or any of its members. These communications will be reviewed by our Corporate Secretary, who will then determine whether the communication is appropriate for presentation to the Board or the relevant director. The purposes of this screening is to avoid the Board having to consider spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or irrelevant material. The Corporate Secretary will determine whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Nominating and Governance Committee. Comments or questions regarding executive compensation will be referred to the Compensation Committee.

Stockholder Recommendations for Director Candidates

There have been no material changes to the procedures by which our stockholders may recommend nominees to the Board as disclosed in our previous periodic reports filed with the SEC.

Code of Business Conduct and Ethics

Our Board values effective corporate governance and adherence to high ethical standards. As such, our Board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our senior executive and financial officers. Our Code of Business Conduct and Ethics is available on our corporate website located at www.swseedco.com/investors. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

We will provide our code of ethics in print without charge to any stockholder who makes a written request to: S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Secretary, or by e-mail to secretary@swseedco.com. Any waivers of the application of, and any amendments to, our code of ethics must be made by our Board and will be disclosed promptly on our Internet website, www.swseedco.com.

Corporate Governance

Our Board believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board has implemented many “best practices” in the area of corporate governance, including the establishment of separate committees of our board, careful annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management, among other things.

Non-Employee Director Compensation

Overview

Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee board members. The Nominating and Governance Committee is responsible for reviewing the equity and cash compensation for directors on an annual basis and making recommendations to the Board, in the event it determines changes are needed.

Summary Director Compensation Table

The following table summarizes the fiscal 2020 compensation earned by each person who served on the Board at any time during fiscal 2020, other than Mr. Wong, our President and Chief Executive Officer, whose compensation is described under “Executive Officer Compensation” beginning on page 30.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)		Total ($)
David A. Fischhoff, Ph.D.	47,063	64,750	—	—		111,813
Mark J. Harvey	200,000	3,750	—	4,000	(4)	207,750
Consuelo E. Madere	57,500	62,500	—	—		120,000
Alexander C. Matina	105,000	72,999	—	—		177,999
Charles B. Seidler	62,750	64,750	—	—		127,500
Robert D. Straus	57,500	62,500	—	—		120,000
Alan D. Willits	47,063	64,750	—	—		111,813

(1)

The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the directors as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date. These amounts do not correspond to the actual value that may be realized by the directors upon vesting or exercise of such awards. For information on the assumptions used to calculate the value of the awards, refer to Note 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, filed with the SEC on September 23, 2020.

(2)

As of June 30, 2020, the aggregate number of shares outstanding under all stock awards held by our non-employee directors were: David A. Fischhoff: 29,977 shares; Mark J. Harvey: 1,736; Consuelo E. Madere: 28,935 shares; Alexander C. Matina: 33,796 shares; Charles B. Seidler: 29,977 shares; Robert D. Straus: 28,935 shares; Alan D. Willits: 29,977 shares.

(3)

As of June 30, 2020, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: David A. Fischhoff: 24,655 shares; Mark J. Harvey: 7,000 shares; Consuelo E. Madere: 17,856 shares; Alexander C. Matina: 42,026 shares; Charles B. Seidler: 42,609 shares; Robert D. Straus: 18,042 shares; and Alan D. Willits: 16,648 shares.

(4)	Fees for service on the board of S&W Australia.

Annual Retainer and Per Meeting Fees for Non-Employee Directors

Directors who are also our employees do not receive any additional compensation for their service on the Board. Effective July 1, 2019, other than our Chairman, non-employee directors receive an annual cash retainer of $40,000. In fiscal 2020, the Chairman of the Board was paid an annual cash retainer of $175,000, payable monthly, with respect to his service as Chairman of the Board.

In addition to the annual retainer, non-employee directors receive an annual restricted stock unit, or RSU, award for a number of shares equal to $55,000 divided by the price per share of our common stock on the date of grant.

For service on the various committees of our Board, our non-employee directors, including the Chairman of the Board, receive:

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an annual retainer of $25,000, $20,000, $15,000, $15,000, $25,000 and $15,000 for service as chair of our Audit Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee, Acquisition and Strategy Committee and Scientific Advisory Committee, respectively; and

•

an annual retainer of $12,500, $10,000, $7,500, $7,500, $25,000 and $7,500 for service as a member of our Audit Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee, Acquisition and Strategy Committee and Scientific Advisory Committee, respectively.

These committee retainers are paid 70% in cash and 30% in equity, with the equity portion payable in the form of an RSU award for a number of shares based on the price per share of our common stock on the date of grant.

These equity awards are granted following our annual stockholders meeting each year, and vest at the earlier of one-year from the date of grant or the date of the next annual stockholders meeting.

We also reimburse non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings and for other company-related out-of-pocket expenses they may incur.

EXECUTIVE OFFICERS

The following table sets forth the name and certain information as of the date of this Proxy Statement about our executive officers who are not members of our Board. Biographical information about Mark W. Wong, our President and Chief Executive Officer, can be found on page 13.

Name	Age	Position
Mark W. Wong	71	President and Chief Executive Officer
Matthew K. Szot	46	Executive Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer
Donald Panter	58	Executive Vice President, Americas
David Callachor	55	Executive Vice President, International

Mr. Szot has served as our Chief Financial Officer and Treasurer since March 2010. In August 2014, he was designated our Executive Vice President of Finance and Administration, after having held the title of Senior Vice President prior thereto. Mr. Szot also serves as a member of the Boards of our wholly owned subsidiaries, S&W Holdings Australia Pty Ltd and S&W Australia. Mr. Szot currently serves on the Board of Directors and as the Chairman of the Audit Committee of SenesTech, a publicly traded life science company with next generation technologies for managing animal pest populations through fertility control. Mr. Szot also currently serves on the Board of Directors and as the Chairman of the Audit Committee and Compensation Committee of INVO Bioscience, a publicly traded medical device company focused on treating infertility. From June 2018 to August 2019, Mr. Szot served on the board of directors and as Chairman of the Audit Committee of Eastside Distilling, Inc., a publicly traded company in the craft spirits industry. From February 2007 until October 2011, Mr. Szot served as the Chief Financial Officer for Cardiff Partners, LLC, a strategic consulting company that provided executive financial services to various publicly traded and privately held companies. From 2003 to December 2006, Mr. Szot served as Chief Financial Officer and Secretary of Rip Curl, Inc., a market leader in wetsuit and action sports apparel products. From 1996 to 2003, Mr. Szot was a Certified Public Accountant with KPMG and served as an Audit Manager for various publicly traded companies. Mr. Szot received a B.S. degree in Agricultural Economics/Accountancy from the University of Illinois, Champaign-Urbana and is a Certified Public Accountant in the State of California.

Mr. Panter has served as our Executive Vice President, Americas since October 2018. Mr. Panter has more than 20 years of experience as an agribusiness executive, with time spent in both start-up and turn-around business situations and expertise in such areas as product/project development, global business, strategic planning and technology evaluation. From March 2018 until his appointment as our Executive Vice President, Americas in October 2018, Mr. Panter worked as an independent consultant to us. From November 2012 to March 2018, Mr. Panter served as President and Chief Executive Officer of American DairyCo, a privately held, U.S.-based commercial dairy company consisting of approximately 10,000 dairy cows and agricultural operations across 5,000 acres in across the South and Southeastern U.S., where he managed all business operations and reported to the company’s board of directors. Mr. Panter has also previously served in leadership positions at several seed and biotechnology companies, including Stoneville Pedigreed Seed, Emergent Genetics, Harris Moran Seed Company and Mendel BioEnergy Seeds. Mr. Panter earned his Ph.D. and M.S. in Plant Breeding and Genetics, and B.S. in Plant and Soil Science, all from the University of Tennessee, Knoxville.

Mr. Callachor has served as our Executive Vice President, International since October 2018, and previously served as Commercial Manager, Hybrid Crops since joining us in January 2018. Mr. Callachor is a senior agribusiness executive with over 20 years of experience in the agriculture industry, including extensive international experience in hybrid seeds, traits and new technologies. From May 2015 to January 2018, Mr. Callachor served Limagrain as its Group Sales Manager for South East Asia, where he was responsible for all commercial activities in field crops in South East Asia, established a joint venture business in Indonesia, managed sales and marketing staff in Cambodia, Thailand and Myanmar, and established product registrations in South America and Africa. Mr. Callachor served as Regional Manager at Sacoa from February 2014 and April 2015, where he was responsible for all commercial operations for Northern Australia primarily for field crops and cotton. Mr. Callachor worked as a consultant for The Grains Research and Development Corporation, a statutory corporation in Australia and one of the world’s leading grains research organizations. From January 2012 to December 2013, he also served as National Farm Services Manager for Landmark, an Agrium Company, in Australia, where he managed all technology and service offerings in the field for the Landmark farm services business, a major farm input supplier in Australian agriculture. Mr. Callachor held various positions with Advanta International, a global seed company, between 2004 and 2009.

Employment Agreements with Named Executive Officers

As of June 30, 2020, we had employment agreements with each of our Named Executive Officers.

Wong Employment Agreement

On June 19, 2017 in connection with his appointment as President and Chief Executive Officer, we entered into an employment agreement with Mr. Wong (the “Wong Employment Agreement”), pursuant to which Mr. Wong was entitled to receive the following compensation:

•	annual base salary of $350,000;
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eligibility to receive an annual performance bonus, with an initial target bonus of up to $800,000, payable 70% in equity awards and 30% in cash, of which his cash portion for fiscal year 2018 is guaranteed at a minimum of $240,000; and

•

an initial stock option grant under our Amended and Restated 2009 Equity Incentive Plan, exercisable for up to 150,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value on the date of grant, all of which shares will be subject to monthly vesting over a three-year period.

The Wong Employment Agreement also provides that, in the event Mr. Wong’s employment is terminated without cause, or he resigns for good reason (each as defined in the Wong Employment Agreement) he will be entitled to:

•

the vesting of all of his outstanding equity awards will immediately accelerate in full as of the date of such termination or resignation, and the exercise period for each stock option held as of the date of termination will be extended to the remainder of the full term of the option, and

•

(i) a cash severance payment equal to twelve months of his base salary in effect at the time of his termination, plus the full amount of the possible bonus compensation to which he would have been entitled for the current year (the “Cash Severance Payment”), and (ii) payment of health insurance premiums for twelve months, all subject to the Company’s timely receipt of an effective release and waiver of claims from Mr. Wong.

In addition, in the event of a change of control, or in the event we sell all or substantially all of our assets, and Mr. Wong is not offered a comparable position with the successor-in-interest resulting from such transaction, he was entitled to receive (x) an amount equal to the Cash Severance Payment multiplied by two (provided that the multiplier shall be increased to three in the event the price of our common stock payable in connection with such transaction is at least $10 per share); and (y) payment of health insurance premiums for two years from the date of such transaction (or three years in the event the price of our common stock payable in connection with such transaction is at least $10 per share). Further, provided that Mr. Wong was employed by us immediately prior to any such change in control transaction, the vesting of all of his outstanding equity will accelerate in full as of immediately prior to the effective time of such transaction, and the exercise period for each stock option held as of the date of such transaction will be extended to the remainder of the full term of the option.

In December 2018 our Board approved changes to the terms of Mr. Wong’s compensation pursuant to which Mr. Wong was entitled to receive the following compensation:

•	annual base salary of $475,000; and
•	eligibility to receive an annual performance bonus, with an initial target bonus of $855,000, subject to a maximum amount equal to $1,045,000, payable 70% in equity awards and 30% in cash.

In addition, our Board approved changes to Mr. Wong’s severance in connection with a change of control. As modified, in the event of a change of control, or in the event we sell all or substantially all of our assets, and Mr. Wong is not offered a comparable position with the successor-in-interest resulting from such transaction, under Mr. Wong will be entitled to the following:

•

provided that Mr. Wong is employed by us immediately prior to any such change in control transaction, the vesting of all of his outstanding equity will accelerate in full as of immediately prior to the effective time of such transaction, and the exercise period for each stock option held as of the date of such transaction will be extended to the remainder of the full term of the option;

•

in the event the price of our common stock payable in connection with such transaction is less than $6 per share, a cash severance payment equal to the sum of (i) twelve months of his base salary in effect at the time of his termination, plus (ii) two times the full amount of the possible cash component of the bonus compensation to which he would have been entitled for the current year;

•

in the event the price of our common stock payable in connection with such transaction is between $6 per share and $9 per share, (a) a cash severance payment equal to the sum of (i) twenty-four months of his base salary in effect at the time of his termination, plus (ii) two times the full amount of the possible cash component of the bonus compensation to which he would have been entitled for the current year, and (b) two times the full amount of the possible equity component of the bonus compensation to which he would have been entitled for the current year;

•

in the event the price of our common stock payable in connection with such transaction is between $9 per share and $12 per share, (a) a cash severance payment equal to the sum of (i) thirty months of his base salary in effect at the time of his termination, plus (ii) two and a half times the full amount of the possible cash component of the bonus compensation to which he would have been entitled for the current year, and (b) two and a half times the full amount of the possible equity component of the bonus compensation to which he would have been entitled for the current year; and

•

in the event the price of our common stock payable in connection with such transaction is greater than $12 per share, (a) a cash severance payment equal to the sum of (i) thirty-six months of his base salary in effect at the time of his termination, plus (ii) three times the full amount of the possible cash component of the bonus compensation to which he would have been entitled for the current year, and (b) three times the full amount of the possible equity component of the bonus compensation to which he would have been entitled for the current year.

Effective for fiscal 2020 and future fiscal years, our Board approved the following changes to Mr. Wong’s compensation:

•	annual base salary of $525,000; and
•

eligibility to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $393,750; (ii) an RSU award with an initial target value of $210,000; and (iii) a stock option award with an initial target value of $600,000, as further described under “Executive Compensation Overview” below.

Except as discussed above, the principal terms of the Mr. Wong’s employment remain consistent with those set forth above.

Szot Employment Agreement

In April 2019, we entered into a two-year employment agreement with Mr. Szot (the “Szot Employment Agreement”), to memorialize the terms of Mr. Szot’s employment arrangement with us. Unless terminated earlier pursuant to its terms, the Mr. Szot’s employment agreement will expire on December 31, 2020. The principal terms of Mr. Szot’s employment agreement were as follows:

•	Mr. Szot will continue to serve as our Executive Vice President of Finance and Administration and Chief Financial Officer.
•	Mr. Szot’s annual base salary was initially fixed at $310,000, effective retroactively to October 25, 2018. The base salary is subject to periodic review (not less frequently than annually).

Bonus compensation was payable in the discretion of the Compensation Committee upon consideration of personal and Company financial goals mutually agreed upon by the Compensation Committee and Mr. Szot. Initially, an annual incentive bonus with an initial target amount equal to 110% of the base salary, with a maximum potential bonus of up to 135% of the base salary, which was payable 50% in cash and 50% in equity. The amount of the bonus compensation, allocation between cash and equity and the target goals is subject to annual review.

•

Mr. Szot is also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in all our employee benefit plans, policies and arrangements that are applicable to our other executive officers.

•

In the event Mr. Szot’s employment is terminated without cause (as defined in the Szot Employment Agreement), he will be entitled to receive a cash severance payments ranging in amounts from six months’ worth of his base salary (in the event of non-renewal of the Szot Employment Agreement) to twelve months’ worth of his base salary and 100% of the his Target Bonus Amount (if Mr. Szot’s employment is terminated without Cause or he resigns for Good Reason (each as defined in the Szot Employment Agreement))

•

In the event of a change of control, and provided that Mr. Szot during the three months before or 12 months after the effective date of a Change of Control (as defined in the Szot Employment Agreement), Mr. Szot’s employment is terminated without Cause or he resigns for Good Reason, he will be eligible to receive: (i) cash severance equal to (a) 18 months’ of the base salary, provided that such amount shall be increased to 24 months’ of the base salary if the per share consideration payable in connection with the Change of Control (the “Transaction Price”) is at least $10.00, and (b) 150% of the Target Bonus Amount, provided that such amount shall be increased to 200% of the Target Bonus Amount if the Transaction Price is at least $10.00; and (ii) payment of Mr. Szot’s COBRA premiums (including coverage for Mr. Szot’s eligible dependents) for 18 months, which period shall be extended to 24 months if the Transaction Price is at least $10.00.

•

Whether due to a termination without cause or a change of control, all equity grants and awards shall vest in full and be non-forfeitable immediately before the date of termination on a termination without cause or the change of control event.

Effective for fiscal 2020 and future fiscal years, our Board approved the following changes to Mr. Szot’s compensation:

•	annual base salary of $325,000; and
•

eligibility to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $243,750; (ii) an RSU award with an initial target value of $65,000; and (iii) a stock option award with an initial target value of $200,000, as further described under “Executive Compensation Overview” below.

Except as discussed above, the principal terms of the Mr. Szot’s employment remain consistent with those above.

Panter Employment Agreement

In October 2018, Donald M. Panter was appointed as Executive Vice President, Americas. In connection with the appointment, Mr. Panter entered into an employment agreement (the “Panter Employment Agreement”) containing the following terms:

•	Mr. Panter will serve as our Executive Vice President, Americas.
•	Mr. Panter’s annual base salary was initially fixed at $260,000. The base salary is subject to periodic review (not less frequently than annually).
•

Mr. Panter was entitled to an initial stock option grant under our Amended and Restated 2009 Equity Incentive Plan, exercisable for up to 75,000 shares of the Company’s common stock at an exercise price per share equal to the fair market value on the date of grant, all of which shares are subject to quarterly vesting over a three-year period.

•

Bonus compensation payable in the discretion of the Compensation Committee upon consideration of personal and Company financial goals mutually agreed upon by the Compensation Committee and Mr. Panter. Initially, an annual incentive bonus of up to 100% of the base salary may be paid, which was payable 50% in cash and 50% in equity. The amount of the bonus compensation, allocation between cash and equity and the target goals is subject to annual review.

•

Mr. Panter will continue to be eligible to participate in our equity incentive plan or plans in effect from time to time and shall be considered for grants and awards at such times and in such amounts as shall be deemed appropriate by the Compensation Committee.

•

Mr. Panter will be entitled to various executive benefits and perquisites, including, without limitation, all generally provided company employee benefits, life insurance for the benefit of his beneficiaries, a death benefit equal to his base salary at the time of death, if he dies while on Company-related business or two times his base salary at the time of death, if he dies while on company-related business.

•

In the event Mr. Panter’s employment is terminated without cause (as defined in the Panter Employment Agreement), he will be entitled to receive a cash severance payment equal to 12 months of his then-current base salary, plus the cash value of the maximum incentive bonus compensation to which he could be entitled for the current year.

•

In the event of a change of control, Mr. Panter he will be entitled to a severance payment equal to (a) his annual base salary as in effect immediately before the change of control transaction plus (b) the full amount of the current year’s targeted incentive bonus compensation, multiplied by a factor of 1.5. In addition, we will pay, or cause to be paid, Mr. Panter’s health insurance premiums for one and a half years from the date of the change of control transaction.

Effective for fiscal 2020 and future fiscal years, our Board approved the following changes to Mr. Panter’s compensation:

•	annual base salary of $300,000; and
•

eligibility to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $150,000; (ii) an RSU award with an initial target value of $60,000; and (iii) a stock option award with an initial target value of $125,000, as further described under “Executive Compensation Overview” below.

Except as discussed above, the principal terms of the Mr. Panter’s employment remain consistent with those set forth above.

Each of the above employment agreements defines “change-of-control” as the sale of all or substantially all of the assets of the Company or the acquisition of the Company by another entity by means of consolidation or merger after which the then S&W stockholders before the transaction hold less than 50% of the voting power of the surviving corporation; provided, however, that a reincorporation of the Company will not be deemed a Change of Control.

EXECUTIVE COMPENSATION OVERVIEW

As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding to our stockholders regarding our compensation policies and decisions with respect to our Named Executive Officers, we are including additional information regarding the compensation of our Named Executive Officers.

Compensation Philosophy and Processes

Compensation for our executives and key employees is designed to attract and retain people who share our vision and values and who can consistently perform in such a manner that enables the Company to achieve its strategic goals. The Compensation Committee believes that the total compensation package for each of our executive officers is competitive with the market, thereby allowing us to retain executive talent capable of leveraging the skills of our employees and our unique assets in a manner consistent with our goal of enhancing our value in the long-term. Our Named Executive Officers refers to those executive officers identified in the Summary Compensation Table below. Our Named Executive Officers for fiscal year 2020 included the following individuals: Mark W. Wong, President and Chief Executive Officer; Matthew K. Szot, Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer; and Donald M. Panter, Executive Vice President, Americas.

The Company’s executive compensation programs are designed to (1) motivate and reward our executive officers, (2) retain our executive officers and encourage their quality service, (3) incentivize our executive officers to appropriately manage risks while improving our financial results, and (4) align executive officers’ interests with those of our stockholders. Under these programs, our executive officers are rewarded for the achievement of company objectives and aligned with the interests of our stockholders.

The program seeks to remain competitive with the market while also aligning the executive compensation program with stockholder interests through the following types of compensation: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Key Executive Compensation Objectives

The compensation policies developed by the Compensation Committee are based on the philosophy that compensation should reflect both Company-wide performance, financially and operationally, and the individual performance of the executive, including management of personnel under his supervision. The Compensation Committee’s objectives when setting and/or recommending compensation for our executive officers include:

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Setting compensation levels that are sufficiently competitive such that they will motivate and reward the highest quality individuals to contribute to our goals, objectives and overall financial success. This is done in part through reviewing and comparing the compensation of other companies in our peer group.

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Retaining executives and encouraging their continued quality service, thereby encouraging and maintaining continuity of the management team. Our competitive base salaries combined with cash and equity incentive bonuses, retirement plan benefits and the vesting requirements of our equity-based incentive awards, encourage high-performing executives to remain with the Company.

•	Incentivizing executives to appropriately manage risks while attempting to improve our financial results, performance and condition.
•

Aligning executive and stockholder interests. The Compensation Committee believes the use of equity compensation as a key component of executive compensation is a valuable tool for aligning the interests of our executive officers with those of our stockholders.

Our compensation program is designed to reward superior performance of both the Company and each individual executive and seeks to encourage actions that drive our business strategy. Our Compensation Committee or a member thereof, meets with each of our executives periodically to review performance, goals and expectations so that our annual compensation decisions, when made, will be more transparent.

Oversight of Executive Compensation

The Role of the Compensation Committee in Setting Compensation. Our Compensation Committee determines and recommends to our Board the compensation of our Chief Executive Officer and Chief Financial Officer, and approves the compensation of our other executive officers. The Compensation Committee also administers our equity incentive plans. The Compensation Committee reviews base salary levels for executive officers of our company and recommends raises and bonuses based upon the company’s achievements, individual performance and competitive and market conditions. The Compensation Committee may delegate certain of its responsibilities, as it deems appropriate, to compensation subcommittees or to our officers, but it has not elected to do so to date.

The Role of Executives in Setting Compensation. While the Compensation Committee does not delegate any of its functions to others in setting the compensation of senior management, it includes members of senior management in its executive compensation process. We have asked each of our senior executives to annually provide us with input with regard to their goals for the coming year. These proposals include suggested company-wide and individual performance goals. The individual goals include not only the goals of such executive but also goals of the employees for whom the executive is responsible. The Compensation Committee reviews these proposals with the executives and provides the Committee’s perspective on those aspects that the Committee may feel should be modified. Quarterly meetings with the executives permits an ongoing dialog to further our goal of enhancing communication and managing expectations regarding compensation matters.

The Role of Consultants in Setting Compensation. For fiscal 2020, the Compensation Committee engaged FW Cook to assist in its review of executive compensation. As part of its engagement, FW Cook was requested by the Compensation Committee to provide a review and analysis of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies, for purposes of developing recommendations for the Company’s compensation policies and practices in fiscal 2020.

Compensation Risk Assessment

As part of its risk assessment process, the Compensation Committee reviewed material elements of executive and non-executive employee compensation. The Compensation Committee concluded that these policies and practices do not create risk that is reasonably likely to have a material adverse effect on the Company.

The structure of our compensation program for our executive officers does not incentivize unnecessary or excessive risk taking. The base salary component of compensation does not encourage risk taking because it is a fixed amount. The incentive plan awards have risk-limiting characteristics:

•	Annual incentive awards to each of our executive officers are limited to a maximum value set by the Compensation Committee or the Board, as applicable;
•	Annual incentive awards are based on a review of a variety of performance factors, thus diversifying the risk associated with any single aspect of performance;
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The Compensation Committee, which is composed of independent members of our Board, approves final incentive plan cash and equity awards in its discretion after reviewing individual and corporate performance; and

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The significant portion of long-term value is delivered in shares of the Company with a multi-year vesting schedule, which aligns the interests of our executive officers to the long-term interests of our stockholders.

Elements of Compensation

The material elements of the compensation program for our Named Executive Officers include: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Base Salaries. We provide our Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year and sustained performance. The purpose of the base salary is to reflect job responsibilities, value to us and competitiveness of the market. Salaries for our Named Executive Officers are determined based on the following factors: nature and responsibility of the position and, to the extent available, salary norms for comparable positions; the expertise of the individual executive; and the competitiveness of the market for the executive’s services.

Performance Cash-Based Incentive Bonuses. Our practice is to award annual cash-based incentive bonuses, based in part on the achievement of performance objectives or significant accomplishments as established by the Compensation Committee or the Board from time-to-time. These performance objectives and significant accomplishments are, in part, developed in partnership with the executive and are discussed on an ongoing basis throughout the year.

Equity-Based Incentive Awards. Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our Named Executive Officers. As of the end of fiscal 2020, our Named Executive Officers have been granted both stock option awards and RSU awards. Vesting of the stock option awards and RSU awards is tied to continuous service with us and serves as an additional retention measure and long-term incentive.

Key Compensation Decisions and Developments for Fiscal Year 2020

For fiscal 2020, each our Named Executive Officers was entitled to receive base salary and an annual incentive bonus (comprised of cash, a stock option award and an RSU award). Following the completion of the 2020 fiscal year, each of these executive officers evaluated himself against his specific goals and presented his assessment to the Compensation Committee. The Compensation Committee followed with its own review of these self-assessments, in addition to its review of the fiscal 2020 corporate goals and objectives for these executive officers and their performance in light of these goals and objectives. Thereafter, the Compensation Committee approved the annual incentive bonus for Mr. Panter and, upon recommendation of the Compensation Committee, the Board approved the annual incentive bonuses for Mr. Wong and Mr. Szot, as set forth below.

•	Base Pay. As of the end of fiscal 2020, the base salaries for our Named Executive Officers were as follows:

Mark W. Wong	$525,000
Matthew K. Szot	$325,000
Donald M. Panter	$300,000

•	Cash-Based Incentive Compensation. The following cash incentive bonuses were determined in October 2020 for performance during fiscal 2020:

Mark W. Wong	$248,063
Matthew K. Szot	$143,873
Donald M. Panter	$94,500

•	Equity-Based Incentive Compensation. The following equity incentive awards were granted under the 2019 Plan for performance during fiscal 2020:

Named Executive Officer	Stock Option Dollar Value ($)	Stock Options (#)	RSU Dollar Value ($)	RSUs (#)
Mark W. Wong	600,000	600,000	132,300	54,896
Matthew K. Szot	150,000	150,000	38,366	15,919
Donald M. Panter	87,500	87,500	37,800	15,684

All of the options and RSUs awarded as incentive bonus compensation vest quarterly over three years, commencing on January 1, 2021.

In addition to the grants listed in the table above, in October 2019, each of our Named Executive Officers received a one-time stock option award under the 2019 Plan as follows: Mr. Wong, 689,140 options; Mr. Szot, 172,285 options and Mr. Panter, 57,428 options. Each of the options vest quarterly over three years, commencing on January 1, 2020.

Executive Officer Compensation

Summary Compensation Table

The following table sets forth certain information for the fiscal years ended June 30, 2020 and 2019 regarding the compensation of (i) our Chief Executive Officer and (ii) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of fiscal 2020. These individuals are referred to herein as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Mark W. Wong	2020	511,346	132,300	1,200,000	248,063	11,300	(3)	2,103,009
President and Chief Executive Officer	2019	450,945	251,819	340,696	253,696	11,200	(3)	1,308,356
Matthew K. Szot	2020	320,904	38,366	300,000	143,873	13,349	(4)	816,492
Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer	2019	313,462	85,250	85,250	170,500	12,758	(4)	667,220
Donald M. Panter	2020	289,077	37,800	137,500	94,500	63,866	(5)	622,743
Executive Vice President, Americas	2019	180,000	58,825	135,581	117,650	153,317	(5)	645,373

(1)

The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the Named Executive Officers as computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation-Stock Compensation. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date and, in the case of the restricted stock awards, assuming 100% probability of achievement of conditions for full vesting as of the grant date. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards.

(2)	Amounts represent annual cash performance-based bonuses earned for fiscal 2020 and 2019.
(3)	Includes $11,300 and $11,200 in 401(k) matching employer contributions for fiscal 2020 and 2019, respectively.
(4)

Includes (a) $9,349 and $10,758 in 401(k) matching employer contributions for fiscal 2020 and 2019, respectively; and (b) $4,000 and $2,000 in fees for service on the board of S&W Australia in 2020 and 2019, respectively.

(5)

Includes (a) $8,691 and $5,622 in 401(k) matching employer contributions for fiscal 2020 and 2019, respectively; and (b) $55,175 and $76,733 in reimbursement of certain relocation costs incurred by Mr. Panter (which includes amounts payable by the Company for the payment of taxes resulting from such reimbursements) in fiscal 2020 and 2019, respectively; and (c) $70,962 in consulting fees for fiscal 2019 earned prior to Mr. Panter’s appointment as our employee.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding each unexercised option award held by our Named Executive Officers as of June 30, 2020.

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark W. Wong (3)	7,000	-		3.61	12/9/24
	10,000	-		4.25	12/11/25
	6,632	-		4.75	12/20/26
	150,000	-		3.85	6/22/27
	58,331	41,669	(4)	3.20	8/31/28
	180,074	900,378	(5)	2.37	10/14/29
						15,625	(6)	35,625
						88,545	(7)	201,883
Matthew K. Szot	45,000	-		3.95	12/11/24
	50,000	-		4.76	7/18/25
	19,851	-		4.86	10/5/26
	27,202	2,485	(8)	3.10	9/18/27
	19,390	13,860	(9)	3.20	8/31/28
	45,034	225,166	(10)	2.37	10/14/29
						1,010	(11)	2,666
						5,196	(12)	13,717
						29,974	(13)	68,341
Donald M. Panter	37,500	37,500	(14)	2.79	10/29/28
	20,832	104,160	(15)	2.37	10/14/29
						20,685	(16)	47,162

(1)

All of the option awards were granted under the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan or the S&W Seed Company 2019 Equity Incentive Plan. The S&W Seed Company Amended and Restated 2009 Equity Incentive Plan was succeeded by the S&W Seed Company 2019 Equity Incentive Plan on January 16, 2019.

(2)	All of the option awards were granted with a per share price not less than the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board.
(3)

Mr. Wong has received six option grants as of the end of fiscal 2020. The 7,000, 10,000 and 6,632 options appearing in the first, second and third row of this table, respectively, were made to Mr. Wong as a member of the Board and not as an executive officer.

(4)	The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on October 1, 2018 and will continue through July 1, 2021.
(5)	The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2020 and will continue through October 1, 2022.
(6)

RSUs, which were awarded on August 31, 2018, vest quarterly with the passage of time beginning on October 1, 2018 and continuing through July 1, 2021. The market value of the RSUs is based on a closing price of $2.28, which was the closing price on June 30, 2020, the last trading day of fiscal 2020.

(7)

RSUs, which were awarded on October 14, 2019, vest quarterly with the passage of time beginning on January 1, 2020 and continuing through October 1, 2022. The market value of the RSUs is based on a closing price of $2.28, which was the closing price on June 30, 2020, the last trading day of fiscal 2020.

(8)	The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on October 1, 2017 and will continue through July 1, 2020.
(9)	The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on October 1, 2018 and will continue through July 1, 2021.
(10)	The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2020 and will continue through October 1, 2022.
(11)

RSUs, which were awarded on September 18, 2017, vest quarterly with the passage of time beginning on October 1, 2017 and continuing through July 1, 2020. The market value of the RSUs is based on a closing price of $2.28, which was the closing price on June 30, 2020, the last trading day of fiscal 2020.

(12)

RSUs, which were awarded on August 31, 2018, vest quarterly with the passage of time beginning on October 1, 2018 and continuing through July 1, 2021. The market value of the RSUs is based on a closing price of $2.28, which was the closing price on June 30, 2020, the last trading day of fiscal 2020.

(13)

RSUs, which were awarded on October 14, 2019, vest quarterly with the passage of time beginning on January 1, 2020 and continuing through October 1, 2022. The market value of the RSUs is based on a closing price of $2.28, which was the closing price on June 30, 2020, the last trading day of fiscal 2020.

(14)	The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2019 and will continue through October 1, 2021.
(15)	The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2020 and will continue through October 1, 2022.
(16)

RSUs, which were awarded on October 14, 2019, vest quarterly with the passage of time beginning on January 1, 2020 and continuing through October 1, 2022. The market value of the RSUs is based on a closing price of $2.28, which was the closing price on June 30, 2020, the last trading day of fiscal 2020.

Equity Benefit Plans

2019 Equity Incentive Plan

The 2019 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other stock-based compensation to employees, officers, directors and consultants. As of October 15, 2020, a total of 5,378,778 shares of common stock have been issued or are currently reserved for issuance under the 2019 Plan, which was adopted at our Annual Meeting of Stockholders held on January 16, 2019, as successor to the 2009 Plan. The material terms of the 2019 Plan are described in greater detail in Proposal No. 4.

Amended and Restated 2009 Equity Incentive Plan

The 2009 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, restricted stock units, performance awards and other stock-based compensation to employees, officers, directors and consultants. A total of 2,450,000 shares of common stock had been issued or were reserved for issuance under the 2009 Plan as of January 16, 2019, at which time the 2009 Plan was succeeded by the 2019 Plan.

Equity Compensation Plan Information

The following table summarizes the information about the options and other equity compensation under the 2019 Plan and the 2009 Plan as of the close of business on June 30, 2020. We have no equity compensation plans that have not been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders	3,272,697	(1)	2.74	(2)	824,840

(1)

Represents awards granted under the 2009 Plan and the 2019 Plan. The 2019 Plan became effective on January 16, 2019, at which time the 2019 Plan succeeded the 2009 Plan. Consists of 2,875,894 options and 396,803 RSUs.

(2)	Represents the weighted average exercise price of outstanding options.

PROPOSALS

Overview of Proposals

This Proxy Statement contains five proposals requiring stockholder action:

•	Proposal No. 1 requests the election to our Board of the eight nominees named in this Proxy Statement.
•	Proposal No. 2 requests the ratification of the selection of Crowe LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021.
•

Proposal No. 3 requests that stockholders approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares.

•	Proposal No. 4 requests that stockholders approve an amendment to the 2019 Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares.
•	Proposal No. 5 requests that stockholders vote, on an advisory basis, to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The business and affairs of our company are managed under the direction of the Board, as provided by Nevada law and our Bylaws. The Board establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our company operations at meetings of the Board, through reports and analyses prepared by, and discussions with, company management.

Our Board currently consists of eight directors. The Board proposes that the eight director-nominees named in the following summary be elected, each to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Our directors are elected in uncontested elections by a majority vote as describe below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors will be elected by a plurality of the votes cast and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors. In considering whether to nominate any director currently serving on the Board (an “Incumbent Director”) for re-election, the Board will take into account whether the Incumbent Director has tendered an irrevocable resignation that is effective upon the Board’s acceptance of such resignation in the event the director fails to receive the required vote to be re-elected, as described above. If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws.

The Nominating and Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles of Incorporation nor Bylaws provide for cumulative voting.

Nominees

The Nominating and Governance Committee of the Board recommended, and the full Board has approved, David A. Fischhoff, Mark J. Harvey, Consuelo E. Madere, Alexander C. Matina, Charles (Chip) B. Seidler, Robert D. Straus, Alan D. Willits and Mark W. Wong as nominees for re-election as directors at the Annual Meeting. Each of the nominees is currently a director of our company. For information concerning the nominees, please see “Information Regarding the Nominees” beginning on page 10 in this Proxy Statement.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the foregoing director nominees. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a majority of the votes cast with respect to such director’s election, meaning that to be elected, the director must receive more “for” votes than “against” votes. Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

The Board recommends that you vote “FOR” the election of each of the nominees named above (Proposal No. 1).

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Crowe LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021 and has further directed that we submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Crowe LLP has audited our financial statements since our 2015 fiscal year.

Representatives of Crowe LLP will be present at our Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of Crowe LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Crowe LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain Crowe LLP. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Annual Evaluation and Selection of Independent Auditor

To help assure continuing auditor independence, our Audit Committee annually reviews Crowe LLP’s independence and performance in connection with the Committee’s determination of whether to retain Crowe LLP or engage another firm as our independent auditor. In the course of these reviews, our Audit Committee considers, among other things:

•	Crowe LLP’s recent performance on our company audits;
•	Crowe LLP’s institutional knowledge and expertise regarding our company’s global business, accounting policies and practices and internal control over financial reporting enhances audit quality;
•	the professional qualifications of Crowe LLP, the lead audit partner and other key engagement partners;
•	Crowe LLP’s disclosures related to audit quality and performance, including recent PCAOB inspections;
•	the appropriateness of Crowe LLP’s audit fees; and
•	the quality and candor of Crowe LLP’s communications with the Audit Committee and management.

Based on this evaluation, our Audit Committee has determined that Crowe LLP is independent and that it is in the best interest of our company and its stockholders to continue to retain Crowe LLP to serve as our independent auditors for our fiscal year ending June 30, 2021.

Principal Accountant Fees and Services

Our Audit Committee is responsible for audit firm compensation. The aggregate fees billed by Crowe LLP for the fiscal years ended June 30, 2020 and 2019 for the professional services described below are as follows:

	Fiscal Year Ended
	June 30, 2020	June 30, 2019
Audit fees (1)	$300,750	$342,500
Audit-related fees (2)	-	127,992
Tax fees	-	-
All other fees (3)	62,260	27,710
Total fees	$363,010	$498,202

(1)	Audit fees consist of fees for professional services performed by Crowe LLP for the audit of our annual financial statements and review of our quarterly financial statements.
(2)

For the fiscal year ended June 30, 2019, these fees included services to support acquisition of assets of Chromatin, Inc. and related companies (“Chromatin”) including audits of the historical financial statements of Chromatin.

(3)

For the fiscal years ended June 30, 2020 and 2019, these fees were paid in connection with certain reimbursements and review of and consents for our registration statements and filings and related services that are normally provided in connection with statutory and regulatory filings or engagements.

All of the fees described above were pre-approved by our Audit Committee.

Rotation of Lead Audit Partner

The Audit Committee requires the lead audit partner to be rotated at least every five years. The process for selection of our company’s lead audit partner pursuant to this rotation is expected to involve discussions with Crowe to consider issues related to the timing of such rotation and the transition to new lead and reviewing partners and a meeting between the Chair of our Audit Committee and the candidate for the role as well as discussion by the full Audit Committee and management.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

We maintain an auditor independence policy that bans our auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that we may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee. In accordance with this policy, the Audit Committee pre-approved all services to be performed by our independent registered public accounting firm.

Vote Required

The affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting on the matter is necessary to ratify the appointment of Crowe LLP as our independent registered public accountants for the fiscal year ending June 30, 2021.  Abstentions will have the effect of a vote “against” this proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

The Board recommends that you vote “FOR” the ratification of the selection of Crowe LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2021 (Proposal No. 2).

PROPOSAL NO. 3 – APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board has approved an amendment to our Articles of Incorporation (the “Charter”) to increase the number of authorized shares of common stock from 50,000,000 shares to 75,000,000 shares. This amendment will not change the number of authorized shares of preferred stock, which currently consists of 5,000,000 shares of preferred stock.

The additional shares of common stock to be authorized for issuance pursuant to this amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. The format of the proposed amendment is attached to this Proxy Statement as Annex A. However, the text of the amendment is subject to revision only as may be required by the Nevada Secretary of State or as deemed necessary and advisable to effect the amendment.

If the stockholders approve this amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board approves a specific issuance of such shares. Other than future issuances under our equity compensation plans, we currently have no plans or arrangements to issue the additional authorized shares of common stock resulting from this amendment.

If this amendment is approved by our stockholders, it will become effective upon the filing of a Certificate of Amendment with the Nevada Secretary of State, or such post-filing effective date and time as is set forth in the Certificate of Amendment in accordance with Nevada law.

Rationale for the Increase in Authorized Shares

As of October 15, 2020, there were 33,467,750 shares of common stock outstanding, 4,257,998 shares of common stock reserved for issuance upon exercise or vesting and settlement of outstanding stock options and RSUs, and no shares available for additional grants under our 2019 Plan (not including the increase set forth in Proposal No. 4). Thus, as of October 15, 2020, we had 12,274,252 unissued and unreserved authorized shares of common stock (not including the increase of shares requested pursuant to Proposal No. 4), which the Board believes is insufficient to meet our needs in connection with future financings or strategic transactions and properly incentivizing our key personnel.

The Board is recommending the proposed increase in the authorized number of shares of common stock to provide the Company with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises. The increase in the authorized shares of common stock to 75,000,000 shares is expected to create capital liquidity to permit and enhance opportunities for growth. Unless further stockholder approval is required for a proposed issuance of additional shares by the rules of the Nasdaq Stock Market or other applicable laws or regulations, the additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; establishing strategic relationships or licensing arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; providing equity incentives to employees, officers and directors; and other purposes.

As of the date of this Proxy Statement, the Board has not approved any plans or proposals to issue any of the additional shares of our common stock that would become authorized for issuance if this proposal is approved. The Board desires to have the shares available to provide additional flexibility to use our common stock for financing and business purposes in the future. We may use some of the additional authorized shares for a capital raising transaction if we have an appropriate opportunity. If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to meet our objectives.

If this proposal is not approved by our stockholders, our financing alternatives may be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel. If this proposal is not approved by our stockholders, the lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Effects of the Increase in Authorized Shares

The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of earnings per share, if any, and voting rights of current holders of our common stock.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is our Board currently aware of any such attempts directed at our company), stockholders should be aware that approval of the proposal could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

Timing of the Proposed Charter Amendment

If the authorized share increase is approved, as soon as practicable after the Annual Meeting, we will file the Certificate of Amendment with the office of the Nevada Secretary of State to give effect to the increase in the authorized shares of our common stock. After approval by the stockholders and following such filing with the Nevada Secretary of State, the Certificate of Amendment will become effective on the date it is filed, or such post-filing effective date and time as is set forth in the Certificate of Amendment in accordance with Nevada law.

Vote Required

The affirmative vote of a majority of the outstanding shares of stock entitled to vote as of the record date is required to approve the amendment of the Charter to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares. Abstentions will have the effect of a vote “against” this proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

The Board recommends that you vote “FOR” the amendment to the Charter to increase the Company’s authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares (Proposal No. 3).

PROPOSAL NO. 4 – APPROVAL OF THE AMENDED
S&W SEED COMPANY 2019 EQUITY INCENTIVE PLAN

In October 2020, the Board approved, subject to stockholder approval, amendments to the S&W Seed Company 2019 Equity Incentive Plan, or the 2019 Plan. The 2019 Plan was adopted by our stockholders on January 16, 2019, as a successor to and continuation of the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan, or the 2009 Plan. In this proposal, our stockholders are being asked to approve the 2019 Plan, as amended, or the Amended 2019 Plan, the material terms of which are the same as the 2019 Plan, except that the Amended 2019 Plan contains the following material changes to the 2019 Plan:

•	an increase to the number of shares of common stock authorized for issuance under the 2019 Plan by 4,000,000 shares; and
•	a corresponding increase to the number of shares of common stock authorized for issuance under the 2019 Plan pursuant to the exercise of incentive stock options by 8,000,000 shares.

Why We Are Asking Our Stockholders to Approve the Amended 2019 Plan

Equity awards have been historically and, we believe, will continue to be, an integral component of our overall compensation program for our employees, directors and consultants. Currently, we maintain the 2019 Plan to grant equity awards, primarily in the form of stock options and restricted stock unit awards, to our employees, directors and consultants.

We are seeking stockholder approval of the Amended 2019 Plan to increase the number of shares available for the grant of stock options, restricted stock unit awards and other awards, which will enable us to have a competitive equity incentive program to compete with our peer group for key talent.

Approval of the Amended 2019 Plan by our stockholders will allow us to continue granting stock options, restricted stock unit awards and other awards at levels determined appropriate by the Board or Compensation Committee. The Board believes that the Amended 2019 Plan is in the best interest of stockholders and our company, as equity awards granted under the plan will help to attract, motivate and retain talented employees and non-employee directors, align employee and stockholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership.

Stockholder Approval

If this proposal is approved by our stockholders, the Amended 2019 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this proposal, the Amended 2019 Plan will not become effective, and the 2019 Plan will continue to be effective in accordance with its terms.

Requested Shares

If this proposal is approved by our stockholders, then the aggregate number of shares of our common stock that may be issued under the 2019 Plan will be increased by 4,000,000 shares (as further described below in “Summary of the Amended 2019 Plan - Stock Subject to the Amended 2019 Plan”), subject to adjustment for certain changes in our capitalization.

In determining the number of shares of common stock reserved for issuance under the Amended 2019 Plan, the Compensation Committee and the Board considered a number of factors, including:

•

Historical Grant Practices. The historical amounts of equity awards we have granted in the past three years were considered. In fiscal years 2018, 2019 and 2020, (a) the number of shares underlying stock options granted was 103,283, 497,178 and 1,899,934, respectively, (b) the number of shares underlying restricted stock unit awards granted was 78,642, 175,758 and 417,933, respectively; and (c) the weighted common shares outstanding was 22,481,491, 30,102,158 and 33,348,263, respectively.

•

Awards to be Granted. Our key employees are entitled to receive stock options and restricted stock units as part of our annual incentive compensation strategy. The Amended 2019 Plan takes into consideration anticipated future grants of equity awards to our key employees through fiscal 2024.

•

Awards Outstanding Under Existing Grants. As of October 15, 2020, we had outstanding stock options covering an aggregate of 3,793,134 shares of common stock and outstanding RSUs covering 464,864 shares of common stock, which were granted under the 2009 Plan or 2019 Plan. This represents approximately 12.7% of the outstanding shares of our common stock (commonly referred to as our “overhang”).

As of October 15, 2020, the per-share closing price of our common stock as reported on the Nasdaq Capital Market was $2.36, and there were 33,467,750 shares of our common stock outstanding.

The purpose of the Amended 2019 Plan approval is to provide us with a sufficient reserve of common stock to offer appropriate incentives to our executive officers, employees, directors and consultants. We actively compete for highly qualified people to work on our team, and our equity program is a key component of our strategy to attract and retain key individuals. In addition, as we continue to pursue our acquisition strategy, we expect that we will be adding additional employees. We believe that the share requirements of our equity program need to grow with our company.

Summary of the Amended 2019 Plan

The following is a summary of the principal features of the Amended 2019 Plan and its operation. The summary is qualified in its entirety by the full text of the Amended 2019 Plan that is attached as Annex B to this Proxy Statement.

General

The Amended 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other share-based awards (collectively referred to in this Proxy Statement as equity awards). The Amended 2019 Plan also provides the ability to grant performance equity awards and performance cash awards (together referred to in this Proxy Statement as performance awards), which enable our Compensation Committee to use performance criteria in establishing specific targets to be attained as a condition to the vesting of awards.

Incentive stock options granted under the Amended 2019 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (referred to in this Proxy Statement as the Code). Nonstatutory stock options granted under the Amended 2019 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of equity awards.

The Amended 2019 Plan provides eligible employees, executive officers, directors and consultants with the opportunity to benefit from increases in the value of our common stock as an incentive to such individuals to exert maximum efforts toward our success, thereby aligning their interests with the interests of our stockholders.

Administration

The Amended 2019 Plan provides that our Board has the authority to construe and interpret the Amended 2019 Plan and to determine the persons to whom and the dates on which equity awards will be granted; the number of shares of common stock to be subject to each equity award; the time or times during the term of each equity award within which all or a portion of the award may be exercised; the exercise, purchase, or strike price of each equity award; the type of consideration permitted to exercise or purchase each equity award and other terms of the equity awards.

Our Board has the authority to delegate some or all of the administration of the Amended 2019 Plan to a committee or committees composed of members of our Board. A committee may consist solely of two or more directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” for purposes of the rules of the applicable stock market or exchange on which the shares are quoted or traded, to the extent required by such rules. The Amended 2019 Plan also permits delegation of administration of the plan to one or more executive officers with respect to grants to our employees, including the employees of our subsidiaries. Our Board has delegated to the Compensation Committee administration of the Amended 2019 Plan. The Compensation Committee, as currently constituted, consists of three non-employee directors within the meaning of Section 16b-3 who also meet the requirements for independence under Rule 5605(d)(2) of the Nasdaq listing standards. As used herein, the term “plan administrator” refers to the Board or duly constituted committee, whichever is serving as the administrator of the Amended 2019 Plan. Until changed by further action of the Board, that currently means the Compensation Committee of the Board.

Eligibility

General. The Plan provides that our employees, executive officers, directors and consultants are eligible to be granted awards. As of October 15, 2020, we have 186 employees, 7 non-employee directors and 2 consultants who are eligible participants under the Plan.

Incentive Stock Options. Incentive stock options may be granted under the Amended 2019 Plan only to employees (including executive officers) of the Company and our affiliates. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options will be 13,500,000 shares of common stock, if this proposal is approved by the stockholders. No incentive stock option may be granted under the Amended 2019 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or our affiliates, unless the exercise price of such stock option is at least 110% of the fair market value of the stock subject to the stock option on the date of grant and the term of the stock option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Amended 2019 Plan and any other equity plans of the Company and our affiliates) may not exceed $100,000. Any excess of such amount will be treated as nonstatutory stock options.

Other Awards. Nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other share-based awards authorized under the Amended 2019 Plan may be granted to employees (including executive officers), directors and consultants of the Company and our affiliates.

Stock Subject to the Amended 2019 Plan

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2019 Plan will not exceed 8,243,790 shares, which is the sum of (i) 4,000,000 newly requested shares, (ii) 2,750,000 additional shares that were reserved as of the effective date of the 2019 Plan, (iii) 350,343 shares (the number of unallocated shares that were available for grant under the 2009 Plan as of January 16, 2019, the effective date of the 2019 Plan), plus (iv) 1,143,447 shares, which is the number of shares subject to outstanding stock awards granted under the 2009 Plan that on or after the effective date of the 2019 Plan may expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to us, or are reacquired, withheld or not issued to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award.

The number of shares of common stock available for issuance under the Amended 2019 Plan shall be reduced by one share for each share of common stock issued pursuant to a stock option, stock appreciation right, restricted stock awards, restricted stock unit awards or other awards.

If any shares subject to an award are forfeited, an award expires or otherwise terminates without issuance of shares, or an award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares not issued under those awards, or the shares forfeited to or repurchased by us, become available for subsequent issuance under the Amended 2019 Plan. Such returning shares will increase the number of shares available for issuance under the Amended 2019 Plan by one share per share returned.

In the event that (i) any option or other award granted under the Amended 2019 Plan is exercised through the tendering of shares (either actually or by attestation) or by the withholding of shares by us, or (ii) withholding tax liabilities arising from such option or other award are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by us, then the shares so tendered or withheld shall be available for issuance under the Amended 2019 Plan.

Terms of Stock Options

We may grant stock options under the Amended 2019 Plan pursuant to stock option agreements adopted by our Board or a duly authorized committee. The following is a description of the permissible terms of stock options under the Amended 2019 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options and nonstatutory stock options may not be less than 100% of the fair market value of the stock subject to the stock option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.

Consideration. The stock option exercise price may, at the discretion of the plan administrator, be paid in cash or by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of our common stock, pursuant to a net exercise arrangement, or in any other method specified in a stock option agreement.

Vesting. Stock options granted under the Amended 2019 Plan vest, or become exercisable, as determined by the plan administrator. Vesting typically occurs during the optionholder’s continued service with us or an affiliate, whether such service is in the capacity of an employee, director or consultant (collectively referred to as service) and regardless of any change in the capacity of the optionee, or upon achievement of quantitative or qualitative goals determined by the plan administrator. Shares covered by different stock options may be subject to different vesting terms.

Term. Under the Amended 2019 Plan, the maximum term of a stock option is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Holding Period after Exercise. The Amended 2019 Plan does not require any optionee who exercises stock options to hold the shares issued upon exercise for any period of time. Accordingly, holders of options are able to exercise options and sell the underlying stock concurrently, although in the case of the exercise of an incentive stock option, the tax benefits accruing to the holder thereof could be jeopardized if the applicable holding period for incentive stock options is not complied with.

Termination of Service. Stock options generally terminate three months after termination of a participant’s service unless:

•	the stock option agreement by its terms specifically provides otherwise,
•

termination is due to the participant’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months of termination,

•

the participant dies before the participant’s service has terminated, or the participant dies within a specified period after termination of service, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock option have passed, or

•	the participant is terminated for cause (as defined under the Amended 2019 Plan), in which case the stock option terminates immediately and will cease to be exercisable (whether vested or unvested).

The stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws or if the sale of any shares received on exercise following termination of service would violate our insider trading policy. In no event, however, may a stock option be exercised beyond the expiration of its term.

Restrictions on Transfer. A participant generally may not transfer a stock option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise a stock option (except in instances pursuant to a domestic relations order). A participant may also designate a beneficiary who may exercise a stock option following the participant’s death. No option may be transferred to any financial institution without prior stockholder approval.

Terms of Restricted Stock Unit Awards

We may grant restricted stock unit awards under the Amended 2019 Plan pursuant to restricted stock unit award agreements adopted by our Board or a duly authorized committee. Restricted stock units represent the value of a fixed number of shares of our common stock on the date of grant.

Consideration. The plan administrator may grant restricted stock unit awards in consideration for past or future services rendered to us or an affiliate, or any other form of legal consideration acceptable to the plan administrator.

Vesting. Restricted stock unit awards vest at the rate or on the terms specified in the restricted stock unit award agreement as determined by the plan administrator. The Amended 2019 Plan does not require that the holder of shares issued upon conversion of restricted stock units hold those converted shares for any period of time.

Settlement. Restricted stock unit awards may be settled by the delivery of shares of our common stock, cash, or any combination as determined by the plan administrator. At the time of grant, the plan administrator may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s termination of service.

Terms of Restricted Stock

We may grant restricted stock awards under the Amended 2019 Plan pursuant to restricted stock award agreements adopted by our Board or a duly authorized committee. Restricted stock awards are shares of our common stock that may be subject to restrictions, such as vesting requirements.

Consideration. The plan administrator may grant restricted stock awards in consideration for past or future services rendered to us or an affiliate, or any other form of legal consideration acceptable to our Board.

Vesting. Shares of stock acquired under a restricted stock award may, but need not, be subject to a repurchase option in favor of us or forfeiture to us in accordance with a vesting schedule as determined by the plan administrator. The Amended 2019 Plan does not require that the vested shares be held for any amount of time after vesting.

Termination of Service. Upon termination of a participant’s service, we may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award.

Terms of Stock Appreciation Rights

We may grant stock appreciation rights under the Amended 2019 Plan pursuant to stock appreciation rights agreements adopted by our Board or a duly authorized committee. A stock appreciation right is a right to receive the excess value over the strike price of a fixed number of shares. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of common stock equivalents but may be settled in cash.

Term. The maximum term of stock appreciation rights is ten years.

Strike Price. The strike price of stock appreciation rights may not be less than 100% of the fair market value of the common stock equivalents subject to the stock appreciation rights on the date of grant.

Exercise. Upon exercise of a stock appreciation right, we will pay the participant an amount equal to the excess of the aggregate fair market value on the date of exercise of a number of common stock equivalents with respect to which the participant is exercising the stock appreciation right, over the strike price determined by the plan administrator on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our common stock, or any other form of consideration determined by the plan administrator.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Termination of Service. Stock appreciation rights generally terminate three months after termination of a participant’s service unless:

•	the stock appreciation rights agreement by its terms specifically provides otherwise,
•

termination is due to the participant’s disability, in which case the stock appreciation right may be exercised (to the extent vested at the time of the termination of service) at any time within 12 months of termination,

•

the participant dies before the participant’s service has terminated, or within a specified period after termination of service, in which case the stock appreciation right may be exercised (to the extent vested at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock appreciation right have passed, or

•

the participant is terminated for cause (as defined under the Amended 2019 Plan), in which case the stock appreciation right terminates immediately and will cease to be exercisable (whether vested or unvested).

The term of a stock appreciation right may be extended in the event that exercise following termination of service is prohibited by applicable securities laws or if the sale of any shares received on exercise following termination of service would violate our insider trading policy. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Other Share-Based Awards

The plan administrator may grant other share-based awards that valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property. Subject to the provisions of the Amended 2019 Plan, the plan administrator has the authority to determine the persons to whom and the dates on which such other share-based awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other equity awards granted under the Amended 2019 Plan.

Terms of Performance Awards

General. The Board may grant performance equity awards and performance cash awards.

Performance Goals. The Compensation Committee has the authority to structure one or more such awards so that stock or cash will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals. Performance goals for awards granted under the Amended 2019 Plan may be based on any one of, or combination of, the following criteria or such other criteria as may later be determined by the Compensation Committee: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) stockholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; and (xxxi) other measures of performance selected by the Compensation Committee.

Performance goals may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Compensation Committee may also exclude charges related to an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (i) restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) exchange rate effects, as applicable, for non-United States dollar denominated net sales and operating earnings; (iii) the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under U.S. Generally Accepted Accounting Principles (“GAAP”); (vii) a response to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) a response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) the dilutive effects of acquisitions or joint ventures; (x) the assumption that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) the reflection of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) the reflection of any partial or complete corporate liquidation; (xiv) the effect of in-process research and development expenses; (xv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and (xvi) to make other appropriate adjustments selected by the Compensation Committee.

Changes to Capital Structure

In the event any change is made to the outstanding shares of our common stock without receipt of consideration (whether through a stock split, reverse stock split or other changes in the capital structure), appropriate adjustments will be made to the class of securities issuable under the Amended 2019 Plan, the maximum number of securities issuable under the Amended 2019 Plan, the incentive stock option limitation, and the number, class and price per share under outstanding equity awards under the Amended 2019 Plan.

Corporate Transactions

Unless otherwise provided in a written agreement between us or an affiliate and a participant, or unless otherwise expressly provided by our Board or a duly authorized committee at the time of grant of an equity award, in the event of a corporate transaction, outstanding equity awards under the Amended 2019 Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such equity awards, then:

•

with respect to any such equity awards that are held by individuals then performing services for us or our affiliates, the vesting and exercisability provisions of such equity awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and any reacquisition or repurchase rights will lapse (contingent upon the effectiveness of the corporate transaction);

•

all other outstanding equity awards will be terminated if not exercised prior to the effective date of the corporate transaction, provided, however, that any reacquisition or repurchase rights held by the Company with respect to such awards shall not terminate and may continue to be exercised notwithstanding the corporate transaction; and

•

no vested restricted stock unit award will terminate without being settled by delivery of shares of common stock, their cash equivalent or in any other form of consideration, as determined by the Board, prior to the effectiveness of the corporate transaction.

Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the award would have received upon the exercise of the award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

A corporate transaction shall generally mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

•	a sale or other disposition of all or substantially all of the consolidated assets of the Company and our subsidiaries;
•	a sale or other disposition of more than 50% of the Company’s outstanding securities;
•	the consummation of a merger, consolidation or similar transaction in which the Company is not the surviving corporation, or

•

the consummation of a merger, consolidation or similar transaction in which the Company is the surviving corporation, but shares of our outstanding common stock are converted into other property by virtue of the corporate transaction.

Change in Control

Outstanding awards under the Amended 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the participant’s award agreement or in any other written agreement with us or one of our affiliates, but in the absence of such provision, no such acceleration will automatically occur.

A change in control shall generally mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

•

a person, entity or group acquires, directly or indirectly, our securities representing more than 50% of the combined voting power of our then outstanding securities, other than by virtue of a merger, consolidation, or similar transaction;

•

there is consummated a merger, consolidation, or similar transaction and, immediately after the consummation of such transaction, our stockholders immediately prior thereto do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction;

•	our stockholders approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;
•

there is consummated a sale or other disposition of all or substantially all of our consolidated assets, other than a sale or other disposition to an entity in which more than 50% of the entity’s combined voting power is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such sale or other disposition; or

•	a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the Board members or their approved successors.

Termination and Amendment

Our Board may suspend or terminate the Amended 2019 Plan without stockholder approval or ratification at any time. No incentive stock option will be granted after the 10th anniversary of the date the 2019 Plan was adopted by the Board. Our Board may amend or modify the Amended 2019 Plan at any time, subject to any required stockholder approval. No amendments to, or termination of, the Amended 2019 Plan shall materially impair the rights of a participant under any award previously granted without such participant’s consent.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and the Company with respect to participation in the Amended 2019 Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

Incentive stock options granted under the Amended 2019 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal ordinary income tax consequences to the participant or us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

The difference between the exercise price and fair market value of the incentive stock option shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (referred to in this Proxy Statement as a qualifying disposition) will be a long-term capital gain or loss. Upon such a qualifying disposition, we will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (referred to in this Proxy Statement as a disqualifying disposition), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally we will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options

No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, we will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant. We will be required to satisfy certain tax withholding requirements applicable to such income.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

Restricted Stock Unit Awards

No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. We will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Restricted Stock Awards

Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. We will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares.

The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Stock Appreciation Rights

No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we are required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, we will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Section 162(m) Limitations

Section 162(m) of the Code disallows a deduction to any publicly held corporation and its affiliates for certain compensation paid to “covered employees” in a taxable year to the extent that compensation paid to a covered employee exceeds $1 million. As a result, compensation (including compensation pursuant to awards granted under the Amended 2019 Plan) paid to any of our “covered employees” under Section 162(m) of the Code in excess of $1 million per taxable year generally will not be deductible.

Awards Granted under the 2019 Plan

The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2019 Plan as of October 15, 2020.

Name and Position	Number of Shares
Mark W. Wong	1,185,705
President and Chief Executive Officer
Matthew K. Szot	306,170
Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer
Donald M. Panter	149,813
Executive Vice President, Americas
All Current Executive Officers as a Group	1,783,156
All Current Non-Executive Directors as a Group	335,045
Each Nominee for Election as a Director
David A. Fischhoff, Ph.D.	54,977
Mark J. Harvey	1,736
Consuelo E. Madere	52,907
Alexander C. Matina	62,564
Charles (Chip) B. Seidler	54,977
Robert D. Straus	52,907
Alan D. Willits	54,977
Mark W. Wong	1,185,705
Each Associate of Any Executive Officers, Current Directors or Director Nominees	0
Each Other Person Who Received or Is to Receive 5% of Awards	0
All Non-Executive Officer Employees as a Group	415,808

New Plan Benefits under the Amended 2019 Plan

The following table sets forth the benefits or amounts that will be received by or allocated to each of the individuals and groups indicated below under the Amended 2019 Plan, if such benefits or amounts are determinable.

Amended 2019 Plan

Name and Position	Dollar Value ($)	Number of Units(1)
Mark W. Wong	—	600,000
President and Chief Executive Officer
Matthew K. Szot	—	150,000
Executive Vice President of Finance and Administration, Chief Financial Officer and Treasurer
Donald M. Panter	—	87,500
Executive Vice President, Americas
All Current Executive Officers as a Group	—	927,500
All Current Non-Executive Directors as a Group	(2)	(2)
All Non-Executive Officer Employees as a Group(1)	—	(1)

(1)

Awards granted under the Amended 2019 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan. However, in October 1, 2020, our Board granted a number of stock options to our executive officers under the Amended 2019 Plan, each with an exercise price per share of $2.41. The aggregate number of shares subject to these options exceeded the number of shares available for grant under the 2019 Plan by 217,775 shares, and accordingly the terms of these stock options provide that they are not exercisable unless and until stockholder approval of this proposal is obtained. These stock options have a ten-year term and vest in 12 quarterly installments over three years commencing on January 1, 2021, subject to the option holder’s continued services as of each such date. Our Board and our Compensation Committee have not granted any other awards with amounts that will be received or allocated under the Amended 2019 Plan subject to stockholder approval of this proposal.

(2)

Awards granted under the Amended 2019 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan. However, pursuant to our current compensation program for non-employee directors, each of our current non-employee directors is eligible to receive an annual restricted stock unit award for a number of shares equal to $55,000 divided by the price per share of our common stock on the date of grant. Committee retainers are also paid 30% in equity, in the form of a restricted stock unit award for a number of shares based on the price per share of our common stock on the date of grant. On and after the date of the Annual Meeting, any such awards will be granted under the Amended 2019 Plan if this proposal is approved by our stockholders. For additional information regarding our current compensation program for non-employee directors, please see “Non-Employee Director Compensation” above.

The number of awards that an executive officer, employee, director or consultant may receive under the Amended 2019 Plan is in the discretion of our Board or Compensation Committee from time to time and therefore cannot be determined in advance. There are no currently articulated plans to grant awards under the Amended 2019 Plan, although upon approval of the Amended 2019 Plan, it is anticipated that the Compensation Committee and the Board will grant additional awards to our executive officers, employees, directors and consultants.

Purpose for Recommending Approval of the Amended 2019 Plan

We believe that the approval of the Amended 2019 Plan is essential to our continued success. Our employees are our most valuable asset. Stock options and other awards such as those provided under the Amended 2019 Plan will substantially assist us in continuing to attract and retain employees and non-employee directors in the extremely competitive labor markets in which we compete. Such awards also are crucial to our ability to motivate employees to achieve our goals. We will benefit from increased stock ownership by selected executives, other employees and non-employee directors.

Vote Required

The affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting is required for approval of this proposal. Broker non-votes and abstentions will have the effect of a vote “against” this proposal.

The Board recommends that you vote “FOR” approval of the Amended 2019 Plan (Proposal No. 4).

PROPOSAL NO. 5 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(“SAY-ON-PAY”)

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our Named Executive Officers.

Our executive compensation program and compensation paid to our Named Executive Officers are described beginning on page 30 of this Proxy Statement. Our compensation programs are overseen by the Compensation Committee and reflect our philosophy to pay all of our employees, including our Named Executive Officers, in ways that support the following principles that we believe reflect our core values (relationships matter; be open, honest and constructive; demand excellence; take intelligent risks; and act like an owner):

•	support, attract and retain the best talent;
•	support a high-performance culture by rewarding excellence and achievement;
•	recognize and retain top-performing talent via differentiated rewards and opportunities;
•	reinforce alignment with our Company’s values (in particular, a focus on excellence and an attitude of ownership);
•	create alignment with our Company’s long-term performance; and
•	provide an opportunity for each employee to share in the success we create together.

To help achieve these objectives, we structure our Named Executive Officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals. The performance goals developed for each executive officer include both personal and Company-wide goals.

We request that our stockholders approve the compensation of our Named Executive Officers as described elsewhere in this Proxy Statement pursuant to the following resolution:

RESOLVED, that the stockholders of S&W Seed Company (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement for the Annual Meeting of Stockholders to be held on December 16, 2020.

As an advisory vote, this proposal (commonly referred to as “say-on-pay”), is not binding on S&W, our Board or the Compensation Committee and will not be construed as overruling a decision by S&W, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for S&W, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

Vote Required

Approval of Named Executive Officer compensation requires the affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have the effect of a vote “against” this proposal.

The Board recommends that stockholders vote “FOR” the approval of the compensation paid to our Named Executive Officers (Proposal No. 5).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of October 15, 2020, by:

•	each person we know to be the beneficial owner of 5% of more of our outstanding shares of common stock;
•	our executive officers named in the Summary Compensation Table and our current directors and director nominees; and
•	all of our executive officers and directors as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 33,467,750 shares of common stock outstanding on October 15, 2020. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 15, 2020 (December 14, 2020). We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The applicable footnotes are an integral part of the table and should be carefully read in order to understand the actual ownership of our securities, particularly by the 5% stockholders listed in the table.

	Number of Shares		Number of Shares Subject to Options, RSUs and Warrants Exercisable by		Total Shares Beneficially Owned
Name of Beneficial Owners	Beneficially Held		December 14, 2020		Number		Percent
5% Stockholders
MFP Partners, L.P. (1)	15,977,491		-		15,977,491		47.7%
Wynnefield Capital Management LLC and Related Entities (2)	4,493,198		-		4,493,198		13.4
Directors and Executive Officers
David A. Fischhoff, Ph.D.	24,655		24,655	(3)	49,310		*
Mark J. Harvey	260,388	(4)	7,000	(5)	267,388		*
Consuelo E. Madere	17,856		17,856	(6)	35,712		*
Alexander C. Matina	28,526		42,026	(7)	70,552		*
Charles B. Seidler	84,297		42,609	(8)	126,906		*
Robert D. Straus	33,042		18,042	(9)	51,084		*
Alan D. Willits	34,432		16,648	(10)	51,080		*
Mark W. Wong	135,007		608,777	(11)	743,784		2.2
Matthew K. Szot	95,382		259,536	(12)	354,918		1.1
Donald M. Panter	5,673		91,664	(13)	97,337		*
All executive officers, directors as a group (12 persons)	719,258		1,128,813		1,848,071	(14)	5.8%

(1)	Based solely upon a Form 4 filed with the SEC on March 3, 2020 by MFP Investors LLC. MFP Investors LLC is the general partner of MFP Partners, L.P. (“MFP”). Michael F. Price is the managing partner of MFP and the managing member and controlling person of MFP Investors, LLC. The address for MFP is 667 Madison Avenue, 25th Floor, New York, NY 10065. Alexander C. Matina, a member of our Board of Directors, is Vice President, Investments of MFP.

(2)

Based solely upon a Form 4 filed with the SEC on June 18, 2020 by Wynnefield Partners Small Cap Value, L.P. The address for Wynnefield Capital Management, LLC and related entities is 450 Seventh Avenue, Suite 509, New York, NY 10123. Of the shares indicated, 1,455,985 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. (“Partners”), 2,289,958 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. I (“Partners I”), 618,020 shares are beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. (the “Fund”) and 129,235 shares are beneficially owned by Wynnefield Capital, Inc. Profit Sharing Plan. Wynnefield Capital Management, LLC has an indirect beneficial interest in the shares held by Partners and Partners I. Wynnefield Capital, Inc. has an indirect beneficial interest in the shares held by the Fund. Nelson Obus may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I and the Fund because he is the co-managing member of Wynnefield Capital Management, LLC and a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund). Joshua Landes may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I and the Fund because he is the co-managing member of Wynnefield Capital Management, LLC and a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund). Mr. Obus and Mr. Landes both disclaim any beneficial ownership of the shares of common stock reported in this report.

(3)	Includes 24,655 shares issuable upon exercise of options.
(4)	Includes (i) 48,292 shares owned directly by Mr. Harvey; and (ii) 212,096 shares held in a retirement fund directed by Mr. Harvey and as to which he is a beneficiary.
(5)	Includes 7,000 shares issuable upon exercise of options.
(6)	Includes 17,856 shares issuable upon exercise of options.
(7)	Includes 42,026 shares issuable upon exercise of options.
(8)	Includes 42,609 shares issuable upon exercise of options.
(9)	Includes 18,042 shares issuable upon exercise of options.
(10)	Includes 16,648 shares issuable upon exercise of options.
(11)	Includes 608,777 shares issuable upon exercise of options.
(12)	Includes 259,536 shares issuable upon exercise of options.
(13)	Includes 91,664 shares issuable upon exercise of options.
(14)

Consists of shares beneficially owned by our named executive officers and directors and includes 89,388 shares issuable upon exercise of options that are held by one executive officer who is not individually named in the table.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to provide to us copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2020, our executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Audit Committee is responsible for reviewing and approving, in advance, any transactions between us and any related parties. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at www.swseedco.com in the Investors section under “Corporate Governance.” This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement. Each year, the Audit Committee, assisted by our legal counsel, works with our directors, executive officers and certain stockholders to identify any transactions with us in which the executive officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests.

Related Person Transactions

On September 5, 2018, we entered into a Securities Purchase Agreement with MFP Partners, L.P. (“MFP”), pursuant to which we sold to MFP (i) 1,607,717 shares of our common stock to MFP at a purchase price of $3.11 per share at an initial closing held on September 5, 2018, for gross proceeds of approximately $5.0 million, and (ii) 7,235 shares of our newly designated Series A Convertible Preferred Stock at a purchase price of $3,110 per share at a second closing completed on October 23, 2018.

On December 18, 2018, we entered into a Loan and Security Agreement (the “MFP Loan Agreement”) with MFP, pursuant to which we were able to borrow up to $5,000,000, in minimum increments of $1,000,000, from MFP during the period beginning on December 18, 2018 and ending on the earlier to occur of (i) March 18, 2019 and (ii) certain specified events of default. Pursuant to the MFP Loan Agreement, interest accrued on outstanding principal at a fixed per annum rate of 6.0%. In addition, we were obligated to pay to MFP a fee equal to 2.0% of each advance under the MFP Loan Agreement. Concurrently with the execution of the MFP Loan Agreement, we drew down $1,000,000 under the MFP Loan Agreement, which was disbursed to us on December 21, 2018. On December 31, 2018, we repaid in full the $1,000,000 disbursed to us. As of September 30, 2019, no amounts remained outstanding under the MFP Loan Agreement.

Indemnification

Our Articles of Incorporation and our Bylaws provide for indemnification of our directors, officers, employees or agents of S&W, as well as directors, officers, employees, trustees or agents of our subsidiaries serving at our request, so that they will be free from undue concern about personal liability in connection with their service to us. We have also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the director or executive officer, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or executive officer, and otherwise to the fullest extent permitted under Nevada law and our Articles of Incorporation and Bylaws.

OTHER BUSINESS

As of the time of the preparation of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. Proxy Materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker, direct your written request to Secretary, S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501 or call us at (720) 506-9191. Stockholders who currently receive multiple copies of the Proxy Materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended June 30, 2020 is available without charge upon written request to the Company’s Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

Annex A

BARBARA K.CEGAVSKE Secretary of state Carson City, Nevada 89701-4201 (775)684-5708 Website:www.nvsos.gov Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390) USE BLACK INK ONLY-DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390-After Issuance of Stock) 1.Name of corporation: S&W Seed Company 2.The articles have been amended as follow: (provide article numbers, If available) The first paragraph of Article IV of the articles has been amended to read in its entirety as follows: “The total number of shares of all classes of stock which the corporation has authority to issue is 80,000,000 shares, consisting of two classes:75,000,000 shares of Common Stock. $0.001 par value per share, and 5,000,000 share of Preferred stock,$0.001 par  value per share” 3.The vote by which the stockholders holding shares in the corporation entitling  them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provision of the articles of incorporation* have voted in favor of the amendment is 4.Effective date: and time: of filling (optional) Date: Time: (must not be later than 90 days after the certificate is filed) 5.Signature: (required) X Signature of Officer “If any proposed amendment would after or change any preference or any relative or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing the majority of the voting power of each class or series affected by the amendment regardless to limitation or restrictions on the voting power thereof. IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected This from must be accompanied by appropriate fees. Nevada Secretary of State Amend Profit-After Revlsed: 1-5-15

Annex B

S&W SEED COMPANY

2019 EQUITY INCENTIVE PLAN

Adopted by the Board of Directors: December 3, 2018

Approved by the Stockholders: January 16, 2019

Amended by the Board of Directors: October 14, 2020

Approved by the Stockholders: [December 16], 2020

S&W Seed Company (the “Company”), a Nevada corporation, hereby adopts the following 2019 Equity Incentive Plan (the “Plan”).

1. GENERAL

1.1. Purpose. The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

1.2. Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan (the “Prior Plan”). Following the Effective Date, no additional stock awards may be granted under the Prior Plan. Any unallocated shares remaining available for grant under the Prior Plan as of 12:01 a.m., Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time and will be added to the Share Reserve (as further described in Section 3.1 below) and be then immediately available for grant and issuance pursuant to Awards granted under the Plan. In addition, from and after 12:01 a.m., Pacific Time on the Effective Date, all outstanding stock awards granted under the Prior Plan will remain subject to the terms of such Prior Plan; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (collectively, the “Prior Plan’s Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3.1 below) as and when such shares become Prior Plan’s Returning Shares and become available for issuance pursuant to Awards granted hereunder. All Awards granted on or after 12:01 a.m., Pacific Time on the Effective Date will be subject to the terms of this Plan.

2. DEFINITIONS

2.1 “Affiliate” shall mean (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

2.2 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.3 “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4 “Board” shall mean the board of directors of the Company.

2.5 “Cause” shall mean with respect to a Participant, the occurrence of any of the following: (i) the Participant commits an act of dishonesty in connection with the Participant’s responsibilities as an Employee or Consultant; (ii) the Participant commits a felony or any act of moral turpitude; (iii) the Participant commits any willful or grossly negligent act that constitutes gross misconduct and/or injures, or is reasonably likely to injure, the Company or any Affiliate; or (iv) the Participant willfully and materially violates (A) any written policies or procedures of the Company or any Affiliate, or (B) the Participant’s obligations to the Company or any Affiliate. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

2.6 “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (ii) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(b) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (i) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (ii) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c) The stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(d) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(e) Individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing, to the extent that the Company determines that any of the payments or benefits under this Plan that are payable in connection with a Change in Control constitute deferred compensation under Section 409A that may only be paid on a transaction that meets the standard of Treasury Regulation Section 1.409A-3(a)(5), the foregoing definition of Change in Control shall apply only to the extent the transaction also meets the definition used for purposes of Treasury Regulation Section 1.409A-3(a)(5), that is, as defined under Treasury Regulation Section 1.409A-3(i)(5).

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

2.7 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” shall mean a committee consisting of members of the Board to whom authority has been delegated by the Board in accordance with Section 4.2(c). Initially, and until further action by the Board, “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” for purpose of the rules of the applicable stock market or exchange on which the Shares are quoted or traded, to the extent required by such rules. The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee.

2.9 “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10 “Continuous Service” shall mean that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate from a Consultant to Employee shall not terminate a Participant’s Continuous Service. Furthermore, a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. However, if the corporation for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. A leave of absence shall be treated as Continuous Service for purposes of vesting in an Award to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

2.11 “Corporate Transaction” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(b) a sale or other disposition of more than fifty percent (50%) of the outstanding securities of the Company;

(c) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.12 “Director” shall mean a non-employee member of the Board.

2.13 “Disability” shall mean with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

2.14 “Dividend Equivalents” shall have the meaning set forth in Section 11.4.

2.15 “Effective Date” shall mean the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in calendar year 2019, provided the Plan is approved by the Company’s stockholders at such meeting.

2.16 “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.17 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.18 “Exchange Act Person” shall mean any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date of the Plan as set forth in Section 12.24, is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.19 “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing sale price of the Shares reported as having occurred on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.20 “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.21 “Non-Employee Director” shall mean a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.22 “Nonstatutory Stock Option” shall mean an Option that does not qualify as an Incentive Stock Option.

2.23“Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Board shall determine.

2.24 “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.25 “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.26 “Payee” shall have the meaning set forth in Section 12.2.

2.27 “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.28 “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such Performance Goals as the Committee shall establish.

2.29 “Performance Criteria” shall mean one or more of the criteria specified in Section 9.5 and selected by the Board for purposes of establishing the Performance Goals for a Performance Period.

2.30 “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria, as further described in Section 9.5

2.31 “Performance Period” shall mean the period established by the Committee during which any Performance Goals specified by the Committee with respect to a Performance Award are to be measured.

2.32 “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such Performance Goals as the Committee shall establish.

2.33 “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such Performance Goals during the Performance Period as the Committee shall establish.

2.34 “Permitted Assignee” shall have the meaning set forth in Section 11.2.

2.35 “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.36 “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.37 “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Board shall determine, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

2.38 “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.39 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.40“Shares” shall mean the shares of common stock of the Company, par value $0.001 per share.

2.41 “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.42 “Stock Award” shall mean any right to receive Common Stock granted under the Plan, including an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or Performance Share.

2.43“Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.44 “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.45 “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3. SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to adjustment as provided in Section 10.1, the number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan from and after the Effective Date shall not in the aggregate exceed 8,243,790 shares (the “Share Reserve”), which number is the sum of (i) 2,750,000 shares originally added to the Share Reserve in connection with the Company’s original adoption of the Plan, plus (ii) an additional 4,000,000 shares that were approved by the Company’s stockholders at the Company’s Annual Meeting of Stockholders in December 2020, plus (iii) the number of shares subject to the Prior Plan’s Available Reserve, plus (iv) the Prior Plan’s Returning Shares, if any, which become available for grant under this Plan from time to time. The shares may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. Subject to the provisions of Section 10.1 regarding adjustments in the event of stock splits, reverse stock splits and other recapitalization events, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 13,500,000. The Company shall at all times during the term of the Plan, and while any Stock Awards are outstanding, retain as authorized and unissued Common Stock or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

(b) If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) or (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(e) The Board may grant Incentive Stock Options to any employee of the Company or any present or future Parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

3.2 Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1 Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. The Board may grant Substitute Awards to holders of equity awards issued by a company acquired by the Company or with which the Company combines.

4.2 Administration.

(a) The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 4.2(c).

(b) The Board or authorized Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors or Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash,

Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. In addition, subject to the terms of the Plan, the Board or authorized Committee may amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(c) The Board may delegate all or a portion of the administration of the Plan to a Committee, as follows:

(i) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board or the Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, re-vest in the Board some or all of the powers previously delegated.

(ii) In the sole discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board in its sole discretion, may (1) delegate to a committee of one or more members of the Board the authority to grant Awards to eligible persons and/or (2) delegate to a committee of two or more members of the Board who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(iii) Until further action is taken by the Board, the full powers and administration of the Plan are hereby delegated to the Compensation Committee of the Board, which shall be constituted to comply with the membership requirements of Section 16b-3 of the Exchange Act.

(d) The Board or Committee may delegate to one or more officers of the Company the authority to do one or both of the following (i) designate Employees of the Company or any of its Subsidiaries to be recipients of Options, Stock Appreciation Rights and, to the extent permitted by applicable law, other Awards and, to the extent permitted by applicable law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Options granted by such Officer. Any such Stock Awards granted by Officers will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary in this Section 4.2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2.19 above.

(e) All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Awards under the Plan, or (ii) cancel and re-grant any outstanding Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event, provided, however, that this provision shall not prevent cancellations of Awards upon expiration or termination of such Awards and the return of the underlying shares of Common Stock to the Plan for future issuance pursuant to Section 3.1(b) hereof.

(g) Dividends or Dividend Equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award (other than an Option or Stock Appreciation Right), as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or Dividend Equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or Dividend Equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or Dividend Equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

5. OPTIONS

5.1 Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall deem desirable. Options may be designated as Incentive Stock Options, as determined by the Board.

5.2 Award Agreements. All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3 Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share Shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 10.1 and other than in connection with the grant of a Substitute Award, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, if any.

5.4 Option Term. The term of each Option shall be fixed by the Board in its sole discretion; provided that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted (other than with respect to an Incentive Stock Option); provided, however, that the term of the Option shall not exceed five years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

5.5 Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee (as defined in Section 11.2) thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b) Full payment of the exercise price of an Option shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing, as may be provided in the Award Agreement. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

5.6 Excess Grant over Incentive Stock Option Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

5.7 Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(a) An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(b) Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2); provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c) Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(d) Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option may be transferred to any financial institution without prior stockholder approval.

5.8 Termination of Continuous Service Generally. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.9 Extension of Exercise Period. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option will terminate on the earlier of (A) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option would not be in violation of the Company’s insider trading policy, or (B) the expiration of the term of the Option as set forth in the applicable Award Agreement.

5.10 Termination Due to Disability. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.11 Termination Due to Death. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.12 Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding and the Option shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

6. STOCK APPRECIATION RIGHTS

6.1 Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 10.1, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall have (i) a grant price not less than 100% of the Fair Market Value of one Share on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in tandem with, but subsequent to, an Option), and (ii) a term not greater than 10 years (other than with respect to a Stock Appreciation Right granted in tandem with an Incentive Stock Option).

(e) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable) and neither the Stock Appreciation Right nor the Option has expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(f) Without the approval of the Company’s stockholders, other than pursuant to Section 10.1 and other than in connection with the grant of a Substitute Award, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

(g) In the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(h) A Participant’s Stock Appreciation Right Agreement may provide that if the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements, and (ii) the expiration of the term of the Stock Appreciation Right as set forth in the applicable Stock Appreciation Right Agreement. In addition, unless otherwise provided in a Participant’s Stock Appreciation Right Agreement, if the sale of any Common Stock received on exercise of a Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Stock Appreciation Right will terminate on the earlier of (A) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Stock Appreciation Right would not be in violation of the Company’s insider trading policy, or (B) the expiration of the term of the Stock Appreciation Right as set forth in the applicable Stock Appreciation Right Agreement.

(i) In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(j) In the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of such Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after the Participant’s death, the Stock Appreciation Right is not exercised within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(k) In the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate immediately and cease to remain outstanding and the Stock Appreciation Right shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

(l) Notwithstanding the foregoing or anything in the Plan or a Stock Appreciation Right Agreement to the contrary, no Stock Appreciation Right may be transferred to any financial institution without prior stockholder approval.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1 Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2 Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3 Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

7.4 Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

7.5 Transferability. Rights to acquire shares of Common Stock under the Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Award Agreement remains subject to the terms of the Award Agreement. Notwithstanding the foregoing or anything in the Plan or Award Agreement to the contrary, no Award of Restricted Stock may be transferred to any financial institution without prior stockholder approval.

7.6 Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

8. OTHER SHARE-BASED AWARDS

8.1 Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2 Award Agreements. The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3 Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9. PERFORMANCE AWARDS

9.1 Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The Performance Goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 9.5.

9.2 Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3 Terms and Conditions. The Performance Criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4 Payment. Except as provided in Section 10.1 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.5 Performance Criteria.

(a) The Committee may establish one or more objective Performance Goals, which shall be based on the attainment of specified levels of one or any combination of the following, or such other criteria as may be later determined by the Committee: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) stockholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; and (xxxi) other measures of performance selected by the Committee.

(b) Such Performance Goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

(c) The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; (vii) a response to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) a response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) the dilutive effects of acquisitions or joint ventures; (x) the assumption that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (xi) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) the reflection of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) the reflection of any partial or complete corporate liquidation; (xiv) the effect of in-process research and development expenses; (xv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes; and (xvi) to make other appropriate adjustments selected by the Committee.

9.6 Adjustments. The Committee retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of an Award of Performance Cash.

10. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS

10.1 Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date of the Plan set forth in Section 12.24 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.1(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.1(a), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

10.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option or subject to the forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

10.3 Corporate Transaction. The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Award or unless otherwise expressly provided by the Board at the time of grant of a Award:

(a) In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 4.2(b).

(b) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Restricted Stock Unit Award shall terminate pursuant to this Section 10.3(b) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(c) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which such Award may be exercised) shall not be accelerated and such Awards (other than a Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Restricted Stock Unit Award shall terminate pursuant to this Section 10.3(c) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(d) Notwithstanding the foregoing, in the event a Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Award immediately prior to the effective time of the Corporate Transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

10.4 Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. An Award may vest as to all or any portion of the shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall automatically occur.

11. GENERALLY APPLICABLE PROVISIONS

11.1 Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 10.1), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3 or Section 6.2(e), (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase the limitations set forth in Section 3.1(a). No amendments to, or termination of, the Plan shall materially impair the rights of a Participant under any Award previously granted without such Participant’s consent.

11.2 Transferability of Awards. Except as provided elsewhere herein, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Board, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), or (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

11.3 Termination of Employment. The Board shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Board, which determination will be final. Notwithstanding the above, the terms of a written agreement between the Company and the Participant, including but not limited to an employment agreement, will control over the terms of the Plan with the respect to the definitions of events of termination, except to the extent such conflicting terms could result in an unintended tax result of the Award under the Code.

11.4 Deferral; Dividend Equivalents. The Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award may, if so determined by the Board, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Board, in its sole discretion. The Board may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

11.5 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

12. MISCELLANEOUS

12.1 Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Board and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Board and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Board may provide; in each case and if required by the Board, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Board may require. The Board may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Board consistent with the provisions of the Plan.

12.2 Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

12.3 Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Board, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors Consultants or Participants under the Plan.

12.4 Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Board deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

12.5 Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non- competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Board in its sole discretion. The Board may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

12.6 Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

12.7 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Board.

12.8 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.9 Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

12.10 Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees, Directors or Consultants providing services in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

12.11 Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

12.12 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

12.13 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

12.14 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

12.15 Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.

12.16 Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

12.17 Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement or the written terms of a Performance Cash Award, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with a Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award agreement.

12.18 Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.

12.19 Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

12.20 Non-Exempt Employees. No Award granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Award is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award agreement or another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any vested Awards may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of a Award will be exempt from his or her regular rate of pay.

12.21 No Obligation to Notify or Minimize Taxes; Company may Pay Individual Tax Liability. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Award to the holder of such Stock Award. The foregoing notwithstanding, in the sole discretion of the Plan Administrator, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Plan Participants whose awards do not satisfy the conditions for exemption under Code Section 409A.

12.22 Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or the written terms of a Performance Cash Award as a result of a clerical error in the papering of the Award agreement, the corporate records will control.

12.23 Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Nevada, without reference to principles of conflict of laws, and construed accordingly.

12.24 Effective Date of Plan; Termination of Plan. The Plan will become effective on the Effective Date. The Board may suspend or terminate the Plan at any time, subject to the terms of Section 11.1 of the Plan. No Incentive Stock Option will be granted after the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

12.25 Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

12.26 Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

12.27 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

PROXY TABULATOR FOR S&W SEED COMPANY P.O. BOX 8016 CARY, NC 27512-9903 The undersigned hereby appoints Mark W. Wong and Matthew K. Szot, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of S&W Seed Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3, AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 6. MAIL OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. OR Go To www.proxypush.com/SANW • Cast your vote online. • View Meeting Documents. • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. (866) 390-5242 INTERNET TELEPHONE VOTE BY: Annual Meeting of S&W Seed Company to be held on Wednesday, December 16, 2020 for Holders as of October 19, 2020 This proxy is being solicited on behalf of the Board of Directors Please separate carefully at the perforation and return just this portion in the envelope provided. For For For 2: To ratify the selection of Crowe LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2021. Date: December 16, 2020 Time: 2:30 P.M. (Mountain Time) Place: Annual Meeting to be held virtually via live webcast - please visit www.proxydocs.com/SANW for more details. Annual Meeting of S&W SEED COMPANY TO VIRTUALLY ATTEND the Annual Meeting of S&W Seed Company, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 14, 2020 at 5:00 p.m. (Eastern Time). The control number in the shaded gray box will be required to register. TO VIRTUALLY ATTEND the Annual Meeting of S&W Seed Company, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 14, 2020 at 5:00 p.m. (Eastern Time). The control number in the shaded gray box will be required to register. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Authorized Signatures - This section must be completed for your Instructions to be executed. For For For For For For For For For Against Abstain For 6: To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof. 5: Advisory vote on compensation of named executive officers. Directors Recommend Please make your marks like this: Use dark black pencil or pen only 01 David A. Fischhoff 02 Mark J. Harvey 03 Consuelo E. Madere 04 Alexander C. Matina 05 Charles (Chip) B. Seidler 06 Robert D. Straus 07 Alan D. Willits 08 Mark W. Wong Board of Directors Recommends a Vote FOR proposals 1, 2, 3, 4 and 5. 1: Election of Directors Call 3: To approve an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares. 4: To approve an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares.

To attend the meeting and vote your shares in person, please mark this box. TO VIRTUALLY ATTEND the Annual Meeting of S&W Seed Company, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 14, 2020 at 5:00 p.m. (Eastern Time). The control number in the shaded gray box will be required to register. Proxy — S&W Seed Company Annual Meeting of Stockholders December 16, 2020, 2:30 p.m. (Mountain Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Mark W. Wong and Matthew K. Szot (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of S&W Seed Company, a Nevada corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually via live webcast on Wednesday, December 16, 2020 at at 2:30 p.m. (MST) The purpose of the Annual Meeting is to take action on the following: 1. To elect to the Board the nominees named in the Proxy Statement; 2. Ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021; 3. Approval of an amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 75,000,000 shares; 4. Approval of an amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 4,000,000 shares; 5. Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and 6. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. The eight nominees for director are: David A. Fischhoff, Mark J. Harvey, Consuelo E. Madere, Alexander C. Matina, Charles (Chip) B. Seidler, Robert D. Straus, Alan D. Willits and Mark W. Wong. The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” Proposals 2, 3, 4 and 5. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” Proposals 2 and 3. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. Please separate carefully at the perforation and return just this portion in the envelope provided.